UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[   ]      Preliminary Proxy Statement

[   ]      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]       Definitive Proxy Statement

[   ]      Definitive Additional Materials

[   ]      Soliciting Material Pursuant to Section 240.14a-12

PASSPORT POTASH INC.

(Name of Registrant as Specified in Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[   ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)        Title of each class of securities to which transaction applies: N/A

2)        Aggregate number of securities to which transaction applies: N/A

3)        Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

4)        Proposed maximum aggregate value of transaction: N/A

5)        Total fee paid: N/A

[   ]      Fee paid previously with preliminary materials.

[   ]      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)        Amount Previously Paid: N/A

2)        Form, Schedule or Registration Statement No.: N/A

3)        Filing Party: N/A

4)        Date Filed: N/A

__________

PASSPORT POTASH INC.

608 - 1199 West Pender Street, Vancouver, British Columbia, Canada V6E 2R1
Telephone: (604) 687-0300 and Facsimile: (604) 687-0151

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

To Be Held On September 12, 2013

To the Shareholders of Passport Potash Inc.:

            We will hold an annual general and special meeting of the shareholders of Passport Potash Inc. (the "Company") at the offices of McMillan LLP, Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, on Thursday, September 12, 2013 at 10:00 a.m. Pacific Time (the "Annual General and Special Meeting"). The purpose of the Annual General and Special Meeting will be:

1.        to receive the financial statements of the Company for the year ended February 28, 2013 together with the report of the auditors and related management discussion and analysis;

2.        to set the number of directors at seven;

3.        to elect Joshua Bleak, Laara Shaffer, Ali Rahimtula, R. Dennis Ickes, David J. Salisbury, John Eckersley and Jerry Aiken to our Board of Directors;

4.        to appoint Dale, Matheson, Carr-Hilton, LaBonte, LLP Chartered Accountants as the Company's independent registered public accounting firm for the fiscal year ending February 28, 2014;

5.        to approve the continuation of the Company's 2011 Rolling Share Option Plan;

6.        to approve the consolidation of the Company's issued and outstanding shares of common stock on a basis of 1 new share of common stock for up to each 15 shares of common stock issued and outstanding before the consolidation (reverse split);

7.        to approve an alteration of the Company's Articles to include "advance notice" provisions to establish certain requirements described in the accompanying Proxy Statement for the valid nomination for election as a director of the Company of any person who is proposed to be nominated other than by the Board of Directors of the Company;

8.        to approve an amendment to the Company's current Articles to change the quorum for transaction of business at a meeting of shareholders from at least one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting to one-third (33.33%) of the issued and outstanding shares and entitled to be voted at the meeting; and

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9.        to transact any other business properly brought before the Annual General and Special Meeting or any adjournment thereof.

            The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record of the Company's common stock at the close of business on July 29, 2013, are entitled to notice of, and to vote at, the Annual General and Special Meeting or any adjournment thereof.

            It is important that your shares be represented and voted at the Annual General and Special Meeting. If you are the registered holder of the Company's common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Annual General and Special Meeting. You may vote your shares of common stock in person even if you previously returned a proxy card. Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual General and Special Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee. Please carefully review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding voting instructions.

            If you are planning to attend the Annual General and Special Meeting in person, you will be asked to register before entering the Annual General and Special Meeting. All attendees will be required to present government-issued photo identification (e.g., driver's license or passport) to enter the Annual General and Special Meeting. If you are a shareholder of record, your ownership of the Company's common stock will be verified against the list of shareholders of record as of July 29, 2013, prior to being admitted to the Annual General and Special Meeting. If you are not a shareholder of record and hold your shares of common stock in "street name" (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee), you must also provide proof of beneficial ownership as of July 29, 2013, such as your most recent account statement prior to July 29, 2013, and a copy of the voting instruction card provided by your broker, bank or nominee, or similar evidence of ownership.

By Order of the Board of Directors

PASSPORT POTASH INC.

By:      /s/ Joshua Bleak
            Joshua Bleak
            President and Chief Executive Officer
            August 13, 2013

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 12, 2013:

The Proxy Statement and form of Proxy, as well as the
Company's Annual Report on Form 10-K for the year ended February 28, 2013 are available on the Internet at:

http://passportpotash.com/pdf/proxy2013.pdf

__________

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PASSPORT POTASH INC.

608 - 1199 West Pender Street, Vancouver, British Columbia, Canada V6E 2R1
Telephone: (604) 687-0300 and Facsimile: (604) 687-0151

PROXY STATEMENT
FOR THE 2013 ANNUAL GENERAL AND SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON SEPTEMBER 12, 2013

THE ANNUAL GENERAL AND SPECIAL MEETING

General

            This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board of Directors") of Passport Potash Inc. ("we", the "Company" or "Passport") for use in connection with the Company's 2013 annual general and special meeting of shareholders (the "Annual Meeting") to be held on September 12, 2013 at 10:00 a.m. (Pacific Time) at the offices of McMillan LLP, Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of Annual Meeting.

            This proxy statement, the notice of Annual Meeting and the enclosed form of proxy are expected to be mailed to our shareholders on or about August 19, 2013. Our annual report on Form 10-K for the fiscal year ended February 28, 2013, including financial statements for the fiscal year ended February 28, 2013, will also be mailed to our shareholders with this proxy statement, but such annual report does not constitute a part of this proxy statement.

            Our principal executive office is located at 608 - 1199 West Pender Street, Vancouver, British Columbia, Canada V6E 2R1.

Manner of Solicitation and Expenses

            This proxy solicitation is made on behalf of our Board of Directors. Solicitation of proxies may be made by our directors, officers and employees personally, by telephone, mail, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services. We will bear the expenses incurred in connection with the solicitation of proxies for the Annual Meeting. Upon request, we will also reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock as of July 29, 2013 (the "Record Date").

Record Date and Voting Shares

            Our Board of Directors has fixed the close of business on July 29, 2013, as the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date there were 183,619,388 shares of our common stock issued, outstanding and entitled to vote at the Annual Meeting. Holders of common stock are entitled to one vote at the Annual Meeting for each share of common stock held of record as of the Record Date. There is no cumulative voting in the election of directors.

Quorum

            A quorum is necessary to hold a valid meeting of our shareholders. The required quorum for the transaction of business at the Annual Meeting is at least one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least 5% of the issued shares as of the Record Date.

            In order to be counted for purposes of determining whether a quorum exists at the Annual Meeting, shares must be present at the Annual Meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

  shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked "Abstain" or "Withhold" for any matter;

  shares represented by properly executed proxies for which no voting instruction has been given; and

  broker non-votes.

            Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Entitlement to Vote

            If you are a registered holder of shares of our common stock on the Record Date, you may vote those shares of our common stock in person at the Annual Meeting or by proxy in the manner described below under "Voting of Proxies." If you hold shares of our common stock in "street name" through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.

Voting of Proxies

Registered Shareholders

            Registered Shareholders may wish to vote by proxy whether or not they are able to attend the Annual Meeting in person. Registered Shareholders electing to submit a proxy may do so by:

(a)        completing, dating and signing the enclosed form of proxy and returning it to the Company's transfer agent, Computershare Investor Services Inc., by fax within North America at 1-866-249-7775, outside North America at (416) 263-9524, or by mail to the 9th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, or by hand delivery at 2nd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9;

(b)        using a touch-tone phone to transmit voting choices to a toll free number at 1-866-732-8683 and following the instructions of the voice response system by providing the Holder ID and Holder Code located beside your name on the proxy form on the lower left hand side. If the Holder ID and Holder Code are not on the proxy, it will be on the back of the flyer enclosed with this material. Instructions are then conveyed by use of the touchtone selections over the telephone; or

(c)        using the internet through the website of Computershare Investor Services Inc. at www.investorvote.com. Registered Shareholders must follow the instructions that appear on the screen and refer to the enclosed proxy form for the Holder ID and Holder Code and the proxy access number;

in all cases ensuring that the proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Annual Meeting or the adjournment thereof at which the proxy is to be used.

Beneficial Shareholders

            The following information is of significant importance to shareholders who do not hold shares of Company's common stock ("Common Shares") in their own name (each a "Beneficial Shareholder"). Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Annual Meeting are those deposited by registered shareholders (those whose names appear on the records of the Company as the registered holders of Common Shares) or as set out in the following disclosure.

            If Common Shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those Common Shares will not be registered in the shareholder's name on the records of the Company. Such Common Shares will more likely be registered under the names of intermediaries. In the United States, the vast majority of such Common Shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

            Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of meetings of shareholders. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

            There are two kinds of Beneficial Shareholders - those who object to their name being made known to the issuers of securities which they own (called "OBOs" for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called "NOBOs" for Non-Objecting Beneficial Owners).

            The Company is taking advantage of the provisions of The Canadian Securities Administrators National Instrument 54-101 "Communication with Beneficial Owners of Securities of a Reporting Issuer" that permit it to deliver proxy-related materials directly to its NOBOs. As a result NOBOs can expect to receive a scannable Voting Instruction Form ("VIF") from our transfer agent, Computershare Investor Services Inc. ("Computershare"). The VIF is to be completed and returned to Computershare as set out in the instructions provided on the VIF. Computershare will tabulate the results of the VIFs received from NOBOs and will provide appropriate instructions at the Annual Meeting with respect to the shares represented by the VIFs they receive.

            These securityholder materials are being sent to both registered and non-registered owners of the securities of the Company. If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name, address and information about your holdings of securities, were obtained in accordance with applicable securities regulatory requirements from the intermediary holding securities on your behalf.

            By choosing to send these materials to you directly, the Company (and not the intermediary holding securities on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your VIF as specified in the request for voting instructions that was sent to you.

            Beneficial Shareholders who are OBOs should follow the instructions of their intermediary carefully to ensure that their Common Shares are voted at the Annual Meeting.

            The form of proxy supplied to you by your broker will be similar to the proxy provided to registered shareholders by the Company. However, its purpose is limited to instructing the intermediary on how to vote your Common Shares on your behalf. Most brokers delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. ("Broadridge") in the United States and in Canada. Broadridge mails a VIF in lieu of a proxy provided by the Company. The VIF will name the same persons as the Company's Proxy to represent your Common Shares at the Annual Meeting. You have the right to appoint a person (who need not be a Beneficial Shareholder of the Company), other than any of the persons designated in the VIF, to represent your Common Shares at the Annual Meeting and that person may be you. To exercise this right, insert the name of the desired representative (which may be yourself) in the blank space provided in the VIF. The completed VIF must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with Broadridge's instructions. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Common Shares to be represented at the Annual Meeting and the appointment of any shareholder's representative. If you receive a VIF from Broadridge, the VIF must be completed and returned to Broadridge, in accordance with its instructions, well in advance of the Annual Meeting in order to have your Common Shares voted or to have an alternate representative duly appointed to attend the Annual Meeting and vote your Common Shares at the Annual Meeting.

Revocation of Proxies

            A shareholder who has given a proxy may revoke it at any time in so far as it has not been exercised. A proxy may be revoked, as to any matter on which a vote shall not already have been cast pursuant to the authority conferred by such proxy, by instrument in writing executed by the shareholder or by his attorney authorized in writing or, if the shareholder is a body corporate, by an officer or attorney thereof duly authorized, and deposited either with the Company or to Computershare Investor Services Inc., 510 Burrard Street, Vancouver, B.C. V6C 3B9 at any time up to and including 48 hours preceding the Meeting (excluding Saturdays, Sundays, and holidays), or any adjournment thereof, at which the proxy is to be used or with the Chairman of such Annual Meeting preceding the commencement of such Annual Meeting or any adjournment thereof, and upon either of such deposits the proxy is revoked. A proxy may also be revoked in any other manner permitted by law.

Exercise of Discretion by Proxies

            The persons named in the enclosed form of proxy will vote the Common Shares in respect of which they are appointed in accordance with the direction of the shareholders appointing them on any ballot that may be called for. The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to:

(a)        each matter or group of matters identified therein for which a choice is not specified, other than the appointment of an auditor and the election of directors,

(b)        any amendment to or variation of any matter identified therein, and

(c)        any other matter that properly comes before the Annual Meeting.

            In respect of a matter for which a choice is not specified in the proxy, the management appointee acting as a proxyholder will vote in favour of each matter identified on the proxy and, if applicable, for the nominees of management for directors and auditors as identified in the proxy.

Votes Required

            Proposal One - Number of Directors: The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the approval of the number of directors. Shareholders may vote in favor or against this proposal, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions are deemed to be "votes cast", and have the same effect as a vote against this proposal. Broker non-votes are not deemed to be votes cast and, therefore, have no effect on the vote with respect to this proposal.

            Proposal Two - Election of Directors: The affirmative vote of the holders of a plurality of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. A vote is withheld when a properly executed proxy is marked WITHHOLD for the election of one or more directors. Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors. Further, brokers may not cast discretionary "uninstructed" votes in any election of directors.

            Proposal Three - Appointment of Accountants: The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the ratification of the appointment of our independent registered public accountants. Shareholders may vote in favor or against this proposal, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions are deemed to be "votes cast", and have the same effect as a vote against this proposal. Broker non-votes are not deemed to be votes cast and, therefore, have no effect on the vote with respect to this proposal.

            Proposal Four - Approval of the Continuation of the 2011 Rolling Share Option Plan: The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the approval of the continuation of the Company's 2011 Rolling Share Option Plan. Shareholders may vote in favor or against this Proposal or they may abstain. Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this Proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

            Proposal Five- Share Consolidation: The affirmative vote of the holders of a majority of the shares of our common stock represented at the Annual Meeting in person or by proxy is required for the approval of a consolidation of the Company's common shares on a basis of 1 new share for up to each 15 old shares. Shareholders may vote in favor or against this Proposal or they may abstain. Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this Proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

            Proposal Six - Alteration to Articles to include Advance Notice Provisions: The affirmative vote of the holders of a majority of the shares of our common stock represented at the Annual Meeting in person or by proxy is required for the approval of the alteration of the Company's Articles to include "advance notice" provisions. Shareholders may vote in favor or against this Proposal or they may abstain. Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this Proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

            Proposal Seven - Amendment to Quorum Requirements of Articles The affirmative vote of the holders of a majority of the shares of our common stock represented at the Annual Meeting in person or by proxy is required for the approval of an amendment to the quorum requirement in our Articles. Shareholders may vote in favor or against this Proposal or they may abstain. Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this Proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

Shareholder Proposals

            No proposals have been received from any shareholder to be considered at the Annual Meeting.

Other Matters

            It is not expected that any matters other than those referred to in this proxy statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the Annual Meeting.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

            None of the following persons has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual Meeting, except in so far as they may be elected to office:

  each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

  each nominee for election as one of our directors; or

  any associate of any of the foregoing persons.

            None of the above persons has received any extra or special benefit in their capacity as a security holder of the Company.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth information as of July 29, 2013 regarding the beneficial ownership of our common stock by:

  each person who is known by us to beneficially own more than 5% of our shares of common stock; and

  each named executive officer, each director, and all of our directors and executive officers as a group.

            The number of shares beneficially owned and the percentage of shares beneficially owned are based on 183,619,388 shares of common stock outstanding as of July 29, 2013.

            For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following July 29, 2013, are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Title of class	Name and address of beneficial owner(1)	Amount and nature of beneficial owner(2)	Percentage of class(3)
Common Stock	Joshua Bleak	8,753,888 (4)	4.7%
Common Stock	Laara Shaffer	1,657,500 (5)	(*)%
Common Stock	Ali Rahimtula	690,000 (6)	(*)%
Common Stock	Dennis Ickes	690,000 (7)	(*)%
Common Stock	David J. Salisbury	1,245,500 (8)	(*)%
Common Stock	John Eckersley	1,469,350 (9)	(*)%

Common Stock	Jerry Aiken	690,000 (10)	(*)%
Common Stock	Michael Schlumpberger	525,000 (11)
Common Stock	All executive officers and directors as a group (eight persons)	15,721,238 (12)	8.1%

Notes:

(*)        Less than 1%.

(1)        The address of our officers and directors is our Company's address, which is 608 - 1199 W. Pender St., Vancouver, BC, Canada, V6E 2R1.

(2)        Under Rule 13d-3 of the Exchange Act a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(3)        Based on 183,619,388 shares of our common stock issued and outstanding as of July 29, 2013.

(4)        This figure includes: (i) 4,933,188 shares of common stock held by Joshua Bleak; (ii) 600,000 stock options held of record by Joshua Bleak which are vested and are exercisable into 600,000 shares of common stock at CAD$0.32 per share expiring on January 10, 2016; (iii) 1,060,000 stock options held of record by Joshua Bleak which are vested and are exercisable into 1,060,000 shares of common stock at CAD$0.20 per share expiring on February 10, 2016; (iv) 335,750 stock options held of record by Joshua Bleak which are vested and are exercisable into 335,750 shares of common stock at CAD$0.20 per share expiring on March 3, 2016; (v) 840,500 stock options held of record by Joshua Bleak which are vested and are exercisable into 840,500 shares of common stock at CAD$0.42 per share expiring on September 12, 2016; (vi) 290,000 stock options held of record by Joshua Bleak which are vested and are exercisable into 290,000 shares of common stock at CAD$0.18 per share expiring on July 2, 2018; and (vii) 694,450 warrants held of record by Joshua Bleak which are exercisable into 694,450 shares of common stock at CAD$0.20 per share expiring on January 11, 2014.

(5)        This figure includes: (i) 270,000 shares of common stock held by Laara Shaffer; (ii) 360,000 shares of common stock held by Timeline Filing Services Ltd., which are deemed to be indirectly owned and controlled by Laara Shaffer; (iii) 263,500 stock options held of record by Laara Shaffer which are vested and are exercisable into 263,500 shares of common stock at CAD$0.20 per share expiring on February 10, 2016; (iv) 65,000 stock options held of record by Laara Shaffer which are vested and are exercisable into 65,000 shares of common stock at CAD$0.59 per share expiring on June 21, 2016; (v) 200,000 stock options held of record by Timeline Filing Services Ltd., which are deemed to be indirectly owned and controlled by Laara Shaffer, and which are vested and are exercisable into 200,000 shares of common stock at CAD$0.38 per share expiring on January 20, 2017; (vi) 209,000 stock options held of record by Timeline Filing Services Ltd., which are deemed to be indirectly owned and controlled by Laara Shaffer, and which are vested and are exercisable into 209,000 shares of common stock at CAD$0.21 per share expiring on February 19, 2018; and (vii) 290,000 stock options held of record by Timeline Filing Services Ltd., which are deemed to be indirectly owned and controlled by Laara Shaffer, and which are vested and are exercisable into 290,000 shares of common stock at CAD$0.18 per share expiring on July 2, 2018.

(6)        This figure includes: (i) 150,000 stock options held of record by Ali Rahimtula which are vested and are exercisable into 150,000 shares of common stock at CAD$0.59 per share expiring on June 21, 2016; and (ii) 250,000 stock options held of record by Ali Rahimtula which are vested and are exercisable into 250,000 shares of common stock at CAD$0.38 per share expiring on January 20, 2017; and (iii) 290,000 stock options held of record by Ali Rahimtula which are vested and are exercisable into 290,000 shares of common stock at CAD$0.18 per share expiring on July 02, 2018.

(7)        This figure includes: (i) 200,000 stock options held of record by Dennis Ickes which are vested and are exercisable into 200,000 shares of common stock at CAD$0.20 per share expiring on March 3, 2016; (ii) 200,000 stock options held of record by Dennis Ickes which are vested and are exercisable into 200,000 shares of common stock at CAD$0.38 per share expiring on January 20, 2017; and (iii) 290,000 stock options held of record by Dennis Ickes which are vested and are exercisable into 290,000 shares of common stock at CAD$0.18 per share expiring on July 02, 2018.

(8)        This figure includes: (i) 205,500 shares of common stock held by David Salisbury; and (ii) 750,000 stock options held of record by David Salisbury which are vested and are exercisable into 750,000 shares of common stock at CAD$0.38 per share expiring on January 20, 2017; and (iii) 290,000 stock options held of record by David Salisbury which are vested and are exercisable into 290,000 shares of common stock at CAD$0.18 per share expiring on July 02, 2018.

(9)        This figure includes: (i) 138,900 shares of common stock held by John Eckersley; (ii) 271,000 stock options held of record by John Eckersley which are vested and are exercisable into 271,000 shares of common stock at CAD$0.59 per share expiring on June 21, 2016; (iii) 700,000 stock options held of record by John Eckersley which are vested and are exercisable into 700,000 shares of common stock at CAD$0.38 per share expiring on January 20, 2017; (iv) 290,000 stock options held of record by John Eckersley which are vested and are exercisable into 290,000 shares of common stock at CAD$0.18 per share expiring on July 02, 2018; and (v) 69,450 warrants held of record by John Eckersley which are exercisable into 69,450 shares of common stock at CAD$0.20 per share expiring on January 11, 2014.

(10)      This figure includes: (i) 400,000 stock options held of record by Jerry Aiken which are vested and are exercisable into 400,000 shares of common stock at CAD$0.38 per share expiring on January 20, 2017; and (ii) 290,000 stock options held of record by Jerry Aiken which are vested and are exercisable into 290,000 shares of common stock at CAD$0.18 per share expiring on July 02, 2018.

(11)      this figure includes: (i) 25,000 shares of common stock held by Michael Schlumpberger; and (ii) 290,000 stock options held of record by Michael Schlumpberger which are vested and are exercisable into 290,000 shares of common stock at CAD$0.18 per share expiring on July 02, 2018

(12)      This figure includes: (i) 5,932,588 shares of common stock; (ii) stock options to purchase 9,024,750 shares of our common stock; and (iii) warrants to purchase 763,900 shares of our common stock.

            The following table sets forth, as of July 29, 2013, certain information regarding beneficial ownership of our common stock by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock.

Title of class	Name and address of beneficial owner	Amount and nature of beneficial owner(1)	Percentage of class(2)
Common Stock	Phillip Frost c/o 4400 Biscayne Blvd., #850 Miami, FL 33137	38,760,956 (3)	20.2%
Common Stock	Barry Honig c/o 4400 Biscayne Blvd., #850 Miami, FL 33137	17,815,744 (4)	9.6%
Common Stock	Michael Brauser c/o 4400 Biscayne Blvd., #850 Miami, FL 33137	19,341,884 (5)	10.3%

Notes

(1)         Under Rule 13d-3 of the Exchange Act a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)        Based on 183,619,388 shares of our common stock issued and outstanding as of July 29, 2013.

(3)        This figure includes: (i) 30,139,611 shares of common stock held by Frost Gamma Investments Trust, which are deemed to be indirectly owned and controlled by Phillip Frost; (ii) 500,000 stock options held of record by Phillip Frost which are vested and are exercisable into 500,000 shares of common stock at CAD$0.59 per share expiring on June 21, 2016; and (iii) 5,555,555 warrants held of record by Frost Gama Investments Trust, which are deemed to be indirectly owned and controlled by Phillip Frost, and which are exercisable into 5,555,555 shares of common stock at CAD$0.20 per share expiring on January 11, 2014; (iv) 1,250,000 warrants held of record by Frost Gama Investments Trust, which are deemed to be indirectly owned and controlled by Phillip Frost, and which are exercisable into 1,250,000 shares of common stock at $0.19 per share expiring on February 19, 2014; and (v) 15% convertible debenture of $250,000 held of record by Frost Gama Investments Trust, which are deemed to be indirectly owned and controlled by Phillip Frost, and which are convertible into 1,315,790 shares of common stock at $0.19 per share before February 19, 2014 without giving effect to accrued interest.

(4)        This figure includes: (i) 6,603,546 shares of common stock held by Barry Honig; (ii) 2,574,772 shares of common stock held by GRQ Consultants, Inc. 401K, which are deemed to be indirectly owned and controlled by Barry Honig; (iii) 6,111,110 shares of common stock held by GRQ Consultants, Inc. Roth 401K FBO Barry Honig, which are deemed to be indirectly owned and controlled by Barry Honig; (iv) 600,000 stock options held of record by Barry Honig which are vested and are exercisable into 600,000 shares of common stock at CAD$0.32 per share expiring on January 10, 2016; (v) 900,000 stock options held of record by Barry Honig which are vested and are exercisable into 900,000 shares of common stock at CAD$0.20 per share expiring on February 10, 2016; (vi) 500,000 warrants held of record by Barry Honig which are vested and exercisable into 500,000 shares of common stock at $0.19 per share expiring on February 19, 2014; and (vii) 15% convertible debenture of $100,000 held of record by Barry Honig convertible into 526,316 shares of common stock at $0.19 per shares before February 19, 2014 without giving effect to accrued interest.

(5)        This figure includes (i) 10,214,097 shares of common stock held by Michael Brauser; (ii) 192,500 shares of common stock jointly held with wife; (iii) 4,205,599 shares of common stock held by Birchtree Capital, LLC, which are deemed to be indirectly owned and controlled by Michael Brauser; (iv) 138,000 shares of common stock held by Grander Holdings, Inc. 401K Profit Sharing Plan, which are deemed to be indirectly owned and controlled by Michael Brauser; (v) 1,100,000 stock options held of record by Michael Brauser which are vested and are exercisable into 1,100,000 shares of common stock at CAD$0.20 per share expiring on February 10, 2016; (vi) 1,388,889 warrants held of record by Michael Brauser which are exercisable into 1,388,889 shares of common stock at CAD$0.20 per share expiring on January 11, 2014; and (vii) 2,102,799 warrants held of record by Birchtree Capital, LLC, which are deemed to be indirectly owned and controlled by Michael Brauser, and which are exercisable into 2,102,799 shares of common stock at CAD$0.20 per share expiring on January 11, 2014.

            We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

            We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

PROPOSAL NUMBER ONE:

NUMBER OF DIRECTORS

Number of Directors

            The Board is presently comprised of seven members. Shareholders will be requested to approve an ordinary resolution that the number of directors elected be fixed at seven.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
VOTE "FOR" FIXING THE NUMBER OF DIRECTORS AT SEVEN

PROPOSAL NUMBER TWO:

ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS

Election of Directors

            We propose to elect seven directors, each to hold office until each director's successor is elected and qualified at our next Annual Meeting.

            The persons named in the enclosed proxy will vote for the election of the nominees listed under "Nominees for Election of Directors" below unless you instruct them otherwise, or unless a nominee is unwilling to serve as a director of our Company. Our Board of Directors has no reason to believe that any nominee will be unwilling to serve, but if a nominee should determine not to serve, the persons named in the proxy may vote for another candidate nominated by our Board of Directors.

            The affirmative vote of a plurality of the votes present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of each nominee as a director.

Advance Notice Policy

            On July 22, 2013, the Board of Directors of the Company adopted an advance notice policy (the "Advance Notice Policy") with immediate effect. The Advance Notice Policy provides for advance notice to the Company in circumstances where nominations of persons for election to the Board of Directors are made by shareholders of the Company other than pursuant to (i) a requisition of a meeting made pursuant to the provisions of the Business Corporations Act (British Columbia) (the "BCBCA") or (ii) a shareholder proposal made pursuant to the provisions of the BCBCA.

            The purpose of the Advance Notice Policy is to foster a variety of interests of the shareholders and the Company by ensuring that all shareholders - including those participating in a meeting by proxy rather than in person - receive adequate notice of the nominations to be considered at a meeting and can thereby exercise their voting rights in an informed manner. Among other things, the Advance Notice Policy fixes a deadline by which holders of Common Shares must submit director nominations to the Company prior to any annual or special meeting of shareholders and sets forth the minimum information that a shareholder must include in the notice to the Company for the notice to be in proper written form.

            The Advance Notice Policy directs that timely notice of director nominations must be given in proper written form to the Corporate Secretary of the Company at the principal executive offices of the Company (608 - 1199 West Pender Street, Vancouver, British Columbia, Canada V6E 2R1), subject to the discretion of the Board of Directors to waive such requirements. In the case of an annual meeting of shareholders (including an annual meeting that is also a special meeting), such notice will be considered to have been timely if it is given not less than 30 nor more than 65 days prior to the date of the meeting; provided, however, that if the annual meeting is called for a date that is less than 40 days after the date (the "Notice Date") on which the first public announcement of the date of the annual meeting was made, notice by a nominating shareholder may be made not later than the 10th day following the Notice Date. The Notice Date for the Company's Annual Meeting was July 4, 2013, which was more than 40 days in advance of the meeting date (September 12, 2013). Therefore, any holder of Common Shares wishing to nominate a person for election at the forthcoming Annual Meeting must deliver notice of the nomination to the Company no later than Tuesday, August 13, 2013.

            The Advance Notice Policy also requires all proposed director nominees to deliver a written representation and agreement that such candidate for nomination, if elected as a director of the Company, will comply with all applicable corporate governance, conflict of interest, confidentiality, share ownership, majority voting and insider trading policies and other policies and guidelines of the Company applicable to directors and in effect during such person's term in office as a director. Such written representation and agreement of each proposed director nominee must be delivered to the Corporate Secretary of the Company at the principal executive offices of the Company (608 - 1199 West Pender Street, Vancouver, British Columbia, Canada V6E 2R1) not less than 5 days prior to the date of the meeting of shareholders at which he or she will be considered for election as a director.

            The foregoing is merely a summary of the Advance Notice Policy, is not comprehensive and is qualified by the full text of such policy which is available under the Company's profile on SEDAR at www.sedar.com.

            For purposes of the Annual Meeting, if the Company's shareholders approve the proposed alteration to the Company's Articles (the "Alteration") contemplated below in the section entitled "Proposal Six - Approval to Alteration to Articles to include Advance Notice Provisions", then the Advance Notice Policy will terminate following the termination of the Annual Meeting and will be concurrently superseded by the Alteration. If the shareholders of the Company do not approve the Alteration then the Advance Notice Policy will terminate and be of no further force and effect following the termination of the Annual Meeting.

            The Company has not received notice of a nomination in compliance with the Advance Notice Policy and, as such, any nominations other than nominations by or at the direction of the Board of Directors or an authorized officer of the Company will be disregarded at the Annual Meeting.

Nominees for Election as Directors

            Joshua Bleak, Laara Shaffer, Ali Rahimtula, R. Dennis Ickes, David J. Salisbury, John Eckersley and Jerry Aiken, each of whom is a current director, have been nominated by our Board of Directors for election. It is the intention of the persons named in the accompanying form of proxy to vote proxies for the election of these individuals and each of the nominees has consented to being named in this proxy statement and to serve, if elected. In the event that any or all of these individuals should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy intend to vote for substitute nominees.

Directors and Executive Officers

            The following table provides information regarding our directors (each of whom is a nominee for re-election to our Board of Directors) and executive officers:

Name and Municipality of Residence	Age	Current Office with Passport Potash Inc.	Director Since

Joshua Bleak Apache Junction, Arizona	32	President, Chief Executive Officer and Director	April 12, 2010
Laara Shaffer Burnaby, BC, Canada	64	Chief Financial Officer, Corporate Secretary and Director	June 25, 2012(1)
Ali Rahimtula Surrey, BC, Canada	66	Director	October 28, 2011
Dennis Ickes Salt Lake City, Utah	68	Director	December 14, 2011
David J. Salisbury Newton, Utah	60	Chairman of the Board and Director	January 16, 2012
John Eckersley Apache Junction, Arizona	53	Executive Vice-President and Director	July 15, 2011
Jerry Aiken Tucson, Arizona	69	Director	May 15, 2012

(1)       Ms. Shaffer was a director of our Company from March 1996 to February 1, 2012 and was re-appointed as a director effective June 25, 2012.

            The following is a description of the business background of the directors and director nominees of our Company:

            Joshua Bleak. Mr. Bleak has been our President, Chief Executive Officer since January 11, 2011 and a director of our Company since April 12, 2010. Mr. Bleak is experienced in the mining and exploration industry as well as being fourth generation in a family with a rich mining and exploration background. From December 24, 2009 to current, Mr. Bleak serves as President, CEO, Treasurer and a director of Continental Resources Group, Inc. (OTCBB: CRGC) which is involved in exploring and developing uranium prospects. Since January 26, 2012, Mr. Bleak has served as a director of American Strategic Minerals Corporation (OTCBB: ASMC) which is engaged in the acquisition and exploration of properties that may contain uranium mineralization. Since October 2008, Mr. Bleak has served as the President and a director of North American Environmental Corp., a consulting company specializing in mining project management, permitting, lobbying and land tenure. From February 2007 to September 2008, he served as Manager of NPX Metals, Inc., an exploration and mining company. Since January 2005 he has served as Secretary and a director of Pinal Realty Investments Inc., a real estate development company. Mr. Bleak's qualification to serve on our Board of Directors is based on his experience in the mining industry in general.

            Laara Shaffer. Ms. Shaffer has been our Chief Financial Officer and Secretary since March 1996 and was a director of our Company from March 1996 to February 1, 2012. She was recently re-appointed to the Board of Directors, effective June 25, 2012. Ms. Shaffer is currently a director of Pro Tech Ventures Corp., Aquilla Energy Corp. and previously served as CFO and director of Compass Gold Corp. (TSXV: CVB) from 2007 to 2009. Ms. Shaffer's qualifications to serve on our Board of Directors is based on her extensive experience as a CFO of public companies and in the mining industry in general.

            Ali Rahimtula. Mr. Rahimtula has served as a director of our Company since October 28, 2011.  Since 1979, Mr. Rahimtula has served as the President and founder of Transnational Enterprises LTD., d/b/a Transfert America. Transnational Enterprises LTD. is a member of the Rahimtula Group. The Rahimtula Group was a pioneer of the fertilizer business in India, and has been a domestic industry leader since the 1960's. They are a global company, recognized for their extensive business networks to supply international fertilizer manufacturers for their critical raw materials such as sulphur, rock phosphate, ammonia, phosphoric acid and potash.  The Rahimtula group has operated in the traditional markets of India and Pakistan but has also expanded its area of operations into other countries such as Brazil, Vietnam, China, Thailand, Philippines, and South Africa. They are also experienced in executing joint-venture fertilizer production and marketing contracts in the Middle East, Asia, and Africa as well as in Europe and the CIS. Mr. Rahimtula's qualifications to serve on our Board of Directors is based on his experience and expertise in the fertilizer industry. He has and can contribute by securing large customers of international repute for the Company as joint venture partners who can buy potash on long term off take agreements. Also, Mr. Rahimtula brings to the Company his experience in logistics, such as port infrastructure developments and organizing export shipping in containers and bulk vessel chartering.

            Dennis Ickes, Mr. Ickes has served as a director of our Company since December 14, 2011. Mr. Ickes is an internationally known lawyer, legal scholar, trial attorney and business leader. Mr. Ickes holds a Juris Doctorate from the University of Utah. He served in the U.S. Department of Justice where he co-founded the Office of Indian Rights in 1973. Mr. Ickes was also a principal negotiator on behalf of the federal government in the violent standoff with Indian activists at Wounded Knee, South Dakota in 1973.

            In 1976, President Gerald R. Ford and Secretary Thomas Kleppe selected Mr. Ickes to serve as Deputy Under Secretary of the Interior. During his tenure Mr. Ickes was responsible for developing and implementing public policy related to public lands, Indian relations, national parks and monuments, federal reserved water rights, fish and wildlife, and Trust Territories of the Pacific.

            While Mr. Ickes was in the U.S. Department of Justice he brought the first federal voting rights case on behalf of American Indians when he supported the right of residents of the Navajo Nation to run for county office in Apache County, Arizona.

            Upon leaving the Federal service in 1977, he represented northern plains and Southwest tribes and organizations until the late 1980s when lawyers who were tribal members began assuming tribal representations.

            As a legal consultant, Mr. Ickes has advised state and county governments, Indian tribes, Indian individuals, Indian-owned companies, and non-Indian owned companies, including financial institutions concerning the conduct of business within tribal jurisdictions. Mr. Ickes wrote the first law review article in the Nation that urged tribes to turn from relying upon federal appropriations to seeking private capital to develop their opportunities.

            Mr. Ickes previously founded, owned and operated a barite mining and processing facility in Nevada. He is currently one of two members in an exploration stage beryllium project in Utah. He has served on the board of a publicly owned independent oil and gas company and a mining exploration company. As a consultant Mr. Ickes advised the President and CEO of Resolution Copper Mining, a Rio Tinto company, on issues related to Indian tribes. He is the founder and President of Native 17, LLC, a company which assists tribes with economic development opportunities both on and off the reservation through a proprietary system developed by him. He is the past chairman of the Federal Bar Association, Indian Law Section, the Utah State Bar Association, Natural Resource Section and the chairman of the Indian Law Section. Mr. Ickes qualifications to serve on our Board of Directors is based on his extensive experience in government relations, business, mining and Indian matters.

            David J. Salisbury.  Mr. Salisbury has served as our Chairman of the board and a director of our Company since January 16, 2012.  Mr. Salisbury has had an extensive career in the mining industry, spanning four decades, including seventeen years with Rio Tinto PLC.  During his career he has had experience in almost all phases of mine development and operation, including:  operating and capital budget development, operating cost control, product quality, profit/loss analysis, engineering, safety, field operations and maintenance, strategic planning, environmental compliance, market development, merger and acquisition analysis, employee relations, community relations, public relations and government relations at both the state and federal levels.

            Mr. Salisbury was President and CEO of Resolution Copper Mining ("Resolution Copper") (Resolution Copper Mining is a joint venture between Rio Tinto and BHP and is not publicly traded), from 2008 to his retirement on January 31, 2011.  At Resolution Copper he was responsible for the development of a deep underground copper mine in Superior, Arizona.  One of his primary responsibilities was a legislative land exchange involving 3,025 acres of federal land in exchange for 5,500 acres of ecologically important private land.  His role at Resolution Copper required significant interaction and engagement with members of the U.S. Congress, federal agencies, the Governor of the State of Arizona and State legislators.  He was also responsible for leading the activities of integrating all engineering studies and design with environmental permitting, progressive development of the future operations culture and working environment, health and safety, project budget controls and community relations.

            From 2006 through 2008, Mr. Salisbury was President and CEO of Kennecott Minerals Company (Kennecott Minerals is a wholly-owned subsidiary of Rio Tinto and is not publicly traded), where he was responsible for the comprehensive management of underground operations in Juneau, Alaska; open cut/heap leach gold in Nevada; and the development and construction of an underground nickel operation in Michigan.

            Mr. Salisbury was a leader for the Rio Tinto global improvement program, Improving Performance Together, from 2004 through 2006.  He led one of four major streams of work aimed at bringing about radical change in the way Rio Tinto conducts business.  This responsibility covered the engineering and operation of processing operations at all Rio Tinto operations and involved leading a team of eight general managers and managers in diagnosing current state, formulating solutions, implementing pilot trials and ultimately rolling out change across the global group.

            Mr. Salisbury was Managing Director and CEO of Rössing Uranium Ltd. (Rossing Uranium is majority owned by Rio Tinto and is not publicly traded) from 2001 through 2004.  The Rössing mine employed 1,200 people and produces U3O8 for the global nuclear fuel industry, representing 8% of the global primary supply.  During his tenure the mine achieved its historical best safety performance while increasing production and decreasing staff by 33%.

            While with Rio Tinto, Mr. Salisbury also held Senior Executive positions with Kennecott Ridgeway Mining Company and Kennecott Energy Company.

            Prior to joining Rio Tinto Mr. Salisbury was the President of Cordero Mining Company/Sun Coal Company (1992 to 1993) and responsible for the operation of the Cordero Mine, the seventh largest coal mine in the United States.  At Cordero he completed a major organizational restructuring to reduce cost and improve efficiency, dropping operating costs by 10%.

            Mr. Salisbury served as President and COO of the Al Hamilton Operating Company/Bradford Coal Company (1990 to 1992) where he was responsible for the operation of 9 active mines in a 30 mile radius of Clearfield, PA.  During his tenure he improved the financial performance of this operation and was able to bring it into profitability.

            From 1989 to 1990, Mr. Salisbury served as President of The Coteau Properties Company/North American Coal Corporation where he was responsible for the construction, management and operation of a 12 million tons per year surface lignite mine near Beulah, North Dakota.  The Coteau Properties Company/North American Coal Corporation had annual sales of $86 million US dollars to the only commercial coal gasification plant in the United States.  Mr. Salisbury administered a 20 year contract with the sole coal customer, and negotiated a new contract extension adding a new coal field and additional production up to 16 million tons per year.

            Mr. Salisbury served in various management positions with The Coteau Properties Company/North American Coal Corporation from 1978 through 1989.  He was the project manager responsible for the oversight of design, contract administration and construction management of the Freedom Mine, a greenfield mine facility valued at $186 million.  The project was completed on time and under budget.

            Mr. Salisbury's qualification to serve on our Board of Directors is based on his extensive experience in the mining industry in general.

            John Eckersley. Mr. Eckersley has served as our Vice President, Legal and Corporate Affairs since December 2010 and has served as a director of our Company since July 15, 2011. Mr. Eckersley has practiced law as a solo practitioner since 1999. His practice focuses on securities compliance, corporate governance and estate planning. Mr. Eckersley served as the Executive Vice President, Secretary and Treasurer of Digital Business Resource, Inc., a telecommunications company, from 1996 to 1999, where he was a founder, and was responsible for developing systems for office management, accounting, client services, vendor coordination and marketing. Mr. Eckersley served as the General Counsel of TIMI, a public finance advisory company, where he advised the company on corporate strategy and was responsible for the company's compliance filings. Mr. Eckersley has served as a director of Silver Horn Mining Ltd. (OTCBB: SILV) since July 21, 2011, which is involved in the acquisition and exploration of properties that may contain mineral resources, principally silver. Mr. Eckersley received his Bachelor of Science, cum laude, and his Juris Doctorate from the University of Utah. Mr. Eckersley's qualifications to serve on our Board of Directors is based on his corporate experience and knowledge of the resources industry.

            Jerry Aiken. Mr. Aiken has served as a director of our Company since May 15, 2012. Mr. Aiken has more than 41 years of experience in mineral exploration involving base metals, precious metals, and industrial minerals. He has been involved in project generation, geologic mapping, geochemical evaluation, drill program supervision, and regional program management throughout the western United States, Canada, Mexico, South America and parts of Europe.

            Since 2005, Mr. Aiken has been working as a consulting geologist involved in the evaluation of mineral properties and the writing and reviewing of Canadian Securities Administrators National Instrument 43-101 technical reports and PFS/FS technical reports. Prior to beginning work as a consulting geologist, Mr. Aiken worked for 29 years for US Borax (Rio Tinto Exploration) ("Borax") in Tucson, Arizona and Valencia, California. Before focusing his career in borates, potash and lithium he worked for five years for ASARCO Exploration beginning in 1970. Mr. Aiken has conducted and implemented exploration programs for borates, potash, lithium and other industrial minerals.

            A review of Mr. Aiken's potash experience, beginning in the mid-1970s, shows that he has evaluated several potash holdings and mines located in the Carlsbad district, New Mexico, and the Paradox Basin, Utah. His experience in that regard resulted in his evaluating the brine potential in the Paradox Basin.

            Subsequent to his work in the Paradox Basin, Mr. Aiken evaluated potash projects in the South American Alta Plano and a number of brine projects for potash and other industrial minerals. In addition to his potash evaluation, several 'hard rock' projects were evaluated by Mr. Aiken in both South America, (Argentina) and North America (both in the US and Canada).

            Mr. Aiken graduated in 1966 with a Bachelor of Science degree in Geology from Western Michigan University. He also completed coursework in the Masters Program in Exploration Geology from the University of Idaho. Mr. Aiken is a Registered Professional Geologist in the State of Washington.

            Mr. Aiken's qualifications to serve on our Board of Directors is based on his extensive experience in the mining industry in general.

Significant Employees

            We have no significant employees and our officers and directors provide their services on a consulting basis.

Family Relationships

            There are currently no family relationships between any of the members of our Board of Directors or our executive officers.

Involvement in Certain Legal Proceedings

            Except as disclosed in this proxy statement, during the past ten years none of the following events have occurred with respect to any of our proposed nominees for election as a director or was a director or executive officer of any company (including our Company):

1.   A petition under any legislation relating to bankruptcy laws or insolvency laws was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; become bankrupt, or subject to or instituted any proceedings, arrangements or compromise with creditors;

2.   Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.   Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.   Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.  Engaging in any type of business practice; or

iii. Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of applicable securities legislation, whether federal, state or provincial or any applicable commodities legislation;

4.   Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) above, or to be associated with persons engaged in any such activity;

5.   Such person was subject to a cease trade or similar order or an order denying the relevant company access to any exemptions under securities legislation, for more than 30 consecutive days;

6.   Such person was subject to an event that resulted, after the director or executive officer ceased to be a director or executive officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under the securities legislation, for a period of more than 30 consecutive days;

7.   Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

8.   Such person was subject to any penalties or sanctions imposed by a court of competent jurisdiction relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority;

9.   Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

10. Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.   Any Federal or State securities or commodities law or regulation; or

ii.  Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii. Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

11.   Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the U.S. Securities Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

            There are currently no legal proceedings to which any of our directors or officers is a party adverse to us or in which any of our directors or officers has a material interest adverse to us.

Meetings of Directors During the Last Fiscal Year

            The Company's Board of Directors held four meetings during the fiscal year ended February 28, 2013. Each director attended at least 75% of the aggregate of: (i) the total number of board meetings held while he or she was a director; and (ii) the total number of meetings held by committees on which he or she served during the periods that he or she served.

            The Company does not have a formal policy with respect to director attendance at annual shareholders meetings, however, all directors are encouraged to attend. A total of two directors from the Board of Directors as it was comprised at the time attended the annual shareholders meeting last year.

Committees of the Board of Directors

            Our Board of Directors currently only has an audit committee. The audit committee was established in August, 2007.

            The following provides information regarding the Company's audit committee and summarizes the functions of such committee.

Audit Committee

            National Instrument 52-110 of the Canadian Securities Administrators ("NI 52-110") requires the Company, as a venture issuer, to disclose annually in its information circular (proxy statement) certain information concerning the constitution of its audit committee and its relationship with its independent auditor, as set forth in the following.

            The Company's audit committee is governed by an audit committee charter, the text of which is attached as Schedule A to this Proxy Statement.

            The Company's audit committee is currently comprised of three directors, Laara Shaffer, David Salisbury, and Jerry Aiken. Laara Shaffer is the Company's Chief Financial Officer and Secretary. All of the audit committee members are "financially literate". The Company is relying upon the exemption in section 6.1 of NI 52-110 in respect of the composition of its audit committee and in respect of its reporting obligations under NI 52-110 for the year ended February 29, 2012. This exemption exempts a "venture issuer" from the requirement to have 100% of the members of its audit committee independent, as would otherwise be required by NI 52-110.

            See heading "Election of Directors" for disclosure on relevant experience for each member of the audit committee. Each member of the audit committee has an understanding of the accounting principles used by the issuer to prepare its financial statements, and the ability to assess the general application of those principles in connection with estimates, accruals and reserves;

  experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the issuer's financial statements, or experience actively supervising individuals engaged in such activities; and

  an understanding of internal controls and procedures for financial reporting.

            Since the commencement of the Company's most recently completed financial year, the Company's Board has not failed to adopt a recommendation of the audit committee to nominate or compensate an external auditor.

            The Company has not relied on the exemptions contained in sections 2.4 or 8 of NI 52-110. Section 2.4 which provides an exemption from the requirement that the audit committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the fiscal year in which the non-audit services were provided. Section 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of NI 52-110, in whole or in part.

            The audit committee has not adopted specific policies and procedures for the engagement of non-audit services. Subject to the requirements of NI 52-110, the engagement of non-audit services is considered by the Company's Board of Directors, and where applicable the audit committee, on a case-by-case basis.

            The audit committee discharged its mandate in respect of the financial year ended February 28, 2013, including the review and recommendation to the Board of Directors in respect of all financial disclosure contained in our Company's public documents.

            The audit committee held four meetings during the year ended February 28, 2013, and also acted through the adoption of written consent resolutions.

Report of the Audit Committee

            The audit committee has reviewed and discussed the audited consolidated financial statements for the year ended February 28, 2013 with the Company's management. In addition, the audit committee has discussed with the Company's independent registered public accounting firm, Dale Matheson Carr-Hilton Labonte, LLP, the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees. The audit committee has received the written disclosures and the letter from Dale Matheson Carr-Hilton Labonte, LLP required by Public Accounting Oversight Board Rule No. 3526, Communications with Audit Committees Concerning Independence, and has discussed, with Dale Matheson Carr-Hilton Labonte, LLP, their independence. The audit committee considered the compatibility of non-audit services with the auditors' independence. Based on the discussions and reviews referenced above, the audit committee recommended to the Company's Board of Directors that the audited consolidated financial statements for the year ended February 28, 2013 be included in the Company's Annual Report on Form 10-K. The audit committee has selected Dale Matheson Carr-Hilton Labonte, LLP to serve as the Company's Independent Registered Public Accounting Firm for the year 2013.

            The audit committee of the Board of Directors of Passport Potash Inc.:

Laara Shaffer
David Salisbury
Jerry Aiken

Nomination of Directors

            The Board considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board's duties effectively and to maintain a diversity of views and experience.

            The Board does not have a nominating committee, and these functions are currently performed by the Board as a whole. However, if there is a change in the number of directors required by the Company, this policy will be reviewed.

Compensation

            The Board, as a whole, determines compensation for the directors and executive officers.

Shareholder Communications

            Shareholders may contact the Board of Directors of the Company either by: (a) writing to Passport Potash Inc., 608-1199 West Pender Street, Vancouver, British Columbia V6E 2R1, Attn: Board of Directors; or (b) sending an e-mail message to info@passportpotash.com.

            Our Secretary will conduct an initial review of all such shareholder communications and will forward the communications to the appropriate person, to the appropriate committee of the Board of Directors, or the entire Board of Directors depending on the nature of the communication. Such communications will be assessed by the recipients as soon as reasonably practical taking into consideration the nature of the communication and whether expedited review is appropriate.

Certain Relationships and Related Transactions

            Except as described herein, none of the following parties (each a "Related Party") has, in our fiscal years ended February 28, 2013 and February 29, 2012, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

  any of our directors or officers;

  any person proposed as a nominee for election as a director;

  any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock; or

  any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the above persons.

            During the year ended February 28, 2013, the Company paid $120,000 to David Salisbury, our director, for consulting fees. Mr. Salisbury receives $10,000 per month for consulting services pursuant to a Consulting Agreement, dated January 16, 2012. The Company owed Mr. Salisbury $30,000 as at February 28, 2013.

            During the year ended February 28, 2013, the Company paid $180,000 to Joshua Bleak, our director and officer, for management fees. In addition, during the year ended February 28, 2013, the Company paid $49,500 to North American Environmental Corp. ("NAEC"), a company controlled by Joshua Bleak, for exploration services (site preparation, drilling, site reclamation and materials transportation) and owed this company $382.00 as at February 28, 2013. There is no written contract between the Company and NAEC, and NAEC issues invoices when work is performed based on the activity and/or the equipment used to perform the work.

            During the year ended February 28, 2013, the Company paid $60,000 to Dennis Ickes, our director, for professional services. Mr. Ickes currently receives $5,000 per month pursuant to a Professional Services Agreement, dated December 14, 2011. The Company owed Mr. Ickes $15,754 as at February 28, 2013.

            During the year ended February 28, 2013, the Company paid $150,000 to John Eckersley, our director and officer, for consulting fees.

            During the year ended February 28, 2013, the Company paid $300,000 to MJI Resource Management Corp., a company of which Mr. Eckersley is a director, for management fees as well as $260,200 for mineral exploration expenses. As of February 28, 2013, the Company owed MJI Resource Management Corp. $71,735.

            During the year ended February 28, 2013, the Company paid $18,460 to Laara Shaffer, our director and officer, for administration fees.

            During the year ended February 28, 2013, the Company paid $63,598 to Transnational Enterprises Ltd., a company controlled by Ali Rahimtula, for consulting fees, and the Company owed Transnational Enterprises Ltd. $16,335 as at February 28, 2013. Mr. Rahimtula receives CAD$5,000 per month through a Consulting Agreement between Transnational Enterprises Ltd. and the Company, dated January 1, 2012 .

            During the year ended February 28, 2013, the Company paid $110,000 to Upstream Consulting Inc., a company controlled by Matthew Salmon, our former director, for consulting fees pursuant to a Consulting Agreement. The Company owed Upstream Consulting Inc. $30,000 as at February 28, 2013.

            During the year ended February 28, 2013, the Company paid $120,467 to Joan Purdy for consulting fees.

            During the year ended February 28, 2013, the Company accrued $60,000 to Jerry Aiken, our director, for consulting fees and the Company owed Mr. Aiken $65,000 as at February 28, 2013.

            During the year ended February 28, 2013, the Company paid aggregate fees of $187,963 (2012 -$175,000) to Tarmac Management Ltd. ("Tarmac"), a private British Columbia company. Of these fees, $8,000 (2012 - $8,000) was paid for administration services rendered by Tarmac and its employees, and the balance represented reimbursements for rent and other expenses incurred by Tarmac on behalf of the Company.

            During the year ended February 29, 2012, the Company paid CAD$19,908 to David Salisbury, our director, for consulting fees. Mr. Salisbury receives $10,000 per month for consulting services pursuant to a Consulting Agreement, dated January 16, 2012.

            During the year ended February 29, 2012, the Company paid CAD$45,352.50 to Joshua Bleak, our director and officer, for management fees. In addition, during the year ended February 29, 2012, the Company paid a total of $615,000 to NAEC (for site preparation, drilling, site reclamation and materials transportation) and owed this company CAD$22,196.54 as at February 29, 2012. There is no written contract between the Company and NAEC, and NAEC issues invoices when work is performed based on the activity and/or the equipment used to perform the work.

            During the year ended February 29, 2012, the Company paid CAD$27,836.17 to Dennis Ickes, our director, for professional services. Mr. Ickes currently receives $5,000 per month pursuant to a Professional Services Agreement, dated December 14, 2011.

            During the year ended February 29, 2012, the Company owed CAD$4,200 to Gary Zak, our former director, for consulting fees.

            During the year ended February 29, 2012, the Company paid CAD$109,090.35 to John Eckersley, our director and officer, for consulting fees and owed Mr. Eckersley CAD$13,500 as at February 29, 2012.

            During the year ended February 29, 2012, the Company paid CAD$12,700 to Laara Shaffer, our director and officer, for administration fees. In addition, during the year ended February 29, 2012, the Company paid CAD$5,000 to Timeline Filing Services Ltd., a company controlled by Laara Shaffer, for administration fees.

            During the year ended February 29, 2012, the Company paid CAD$10,000 to Transnational Enterprises Ltd., a company controlled by Ali Rahimtula, for consulting fees, and owed Transnational Enterprises Ltd. CAD$11,200 as at February 29, 2012. Mr. Rahimtula receives CAD$5,000 per month through a Consulting Agreement between Transnational Enterprises Ltd. and the Company, dated January 1, 2012.

            During the year ended February 29, 2012, the Company paid CAD$49,589 to Upstream Consulting Inc., a company controlled by Matthew Salmon, our former director, for consulting fees pursuant to a Consulting Agreement.

            During the year ended February 29, 2012, the Company owed CAD$15,600.43 to Stephen Butrenchuk, our director at that time, for consulting fees.

            Our Board of Directors reviews any proposed transactions involving Related Parties and considerers whether such transactions are fair and reasonable and in our best interests.

Compensatory Arrangements

            Other than compensatory arrangements described above under "Certain Relationships and Related Transactions" and below under "Executive Compensation," the Company has no other transactions, directly or indirectly, with its promoters, directors, senior officers or principal shareholders, which have materially affected or will materially affect the Company.

Conflicts of Interest

            To our knowledge, and other than as disclosed in this proxy statement, there are no known existing or potential conflicts of interest among the Company, its promoters, directors and officers, or other members of management, or any proposed director, officer or other member of management as a result of their outside business interests except that certain of the directors and officers serve as directors and officers of other companies, and therefore it is possible that a conflict may arise between their duties to the Company and their duties as a director or officer of such other companies.

Compliance with Section 16(a) of the Securities Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership of the Company's common stock and its other equity securities with the SEC. Copies of all filed reports are required to be furnished to the Company pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by the Company and on the representations of the reporting persons, the Company believes that these persons have complied with all applicable filing requirements during the fiscal year ended February 28, 2013, except as follows:

Name	Position Held	Late or Unfiled Report
Joshua Bleak	President, CEO and Director	Form 3 filed late and Form 4 filed late
John Eckersley	Executive Vice President and Director	Form 3 filed late
David Salisbury	Director	Form 3 filed late
Matthew Salmon	Former Director	Form 3 filed late
Dennis Ickes	Director	Form 3 filed late
Ali Rahimtula	Director	Form 3 filed late
Jerry Aiken	Director	Form 3 filed late
Barry Honig	more than 10% shareholder	Form 3 filed late and three Form 4s filed late
Phillip Frost	more than 10% shareholder	Form 3 filed late and Form 4 filed late
Michael Brauser	more than 10% shareholder	Form 3 filed late and Form 4 filed late

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

            The Board has not appointed a compensation committee and the responsibilities relating to executive and director compensation, including reviewing and recommending director compensation, overseeing the Company's base compensation structure and equity-based compensation program, recommending compensation of the Company's officers and employees, and evaluating the performance of officers generally and in light of annual goals and objectives, is performed by the Board as a whole.

            The Board also assumes responsibility for reviewing and monitoring the long-range compensation strategy for the Company's senior management. The Board reviews the compensation of senior management on a semi-annual basis taking into account compensation paid by other issuers of similar size and activity.

Compensation Philosophy and Objectives

            The Company is a smaller reporting company as defined by Rule 12b-2 of the U.S. Securities Exchange Act of 1934, as amended, is a junior resource company and has limited resources. The compensation program for the senior management of the Company is designed within this context with a view that the level and form of compensation achieves certain objectives, including:

(a)       attracting and retaining qualified executives;

(b)       motivating the short and long-term performance of these executives; and

(c)       better aligning their interests with those of the Company's shareholders.

            In compensating its senior management, the Company has arranged for equity participation through its stock option plan.

Bonus Incentive Compensation

            The Company's objective is to achieve certain strategic objectives and milestones. The Board will consider executive bonus compensation dependent upon the Company meeting those strategic objectives and milestones and sufficient cash resources being available for the granting of bonuses. The Board approves executive bonus compensation dependent upon compensation levels based on recommendations of the Chief Executive Officer. Such recommendations are generally based on information provided by issuers that are similar in size and scope to the Company's operations.

Equity Participation - Option-Based Awards

            The Company believes that encouraging its executives and employees to become shareholders is the best way of aligning their interests with those of its shareholders. Equity participation is accomplished through the Company's stock option plan. Stock options are granted to executives and employees taking into account a number of factors, including the amount and term of options previously granted, base salary and bonuses and competitive factors. The amounts and terms of options granted are determined by the Board of Directors based on recommendations put forward by the Chief Executive Officer. Due to the Company's limited financial resources, the Company emphasizes the provisions of option grants to maintain executive motivation.

Approach to Risk

            The Company is aware that compensation practices can have unintended risk consequences. At the present time, the Board is satisfied that the current executive compensation program does not encourage the executives to expose the business to inappropriate risk.

Hedging Policy

            Although the Company has not adopted a policy disallowing insiders from purchasing financial instruments designed to hedge or offset any decrease in market value of Common Shares or any other securities of the Company, the Company is not aware of any insiders having adopted such practice.

Actions, Decisions or Policies Made After February 28, 2013

            Given the evolving nature of the Company's business, the Board continues to review and redesign the overall compensation plan for senior management so as to continue to address the objectives identified above.

            Michael X. Schlumpberger was appointed as the Chief Operating Officer of the Company effective June 3, 2013.

Summary Compensation Table

            Particulars of compensation awarded to, earned by or paid during the last two fiscal years to:

(a)       the person(s) serving as our company's principal executive officer during the year ended February 28, 2013;

(b)       each of our Company's two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers at the end of the year ended February 28, 2013, and whose total compensation exceeds $100,000 per year; and

(c)       individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of our Company at the end of the year ended February 28, 2013;

(individually a "named executive officer" and collectively, the "named executive officers") are set out in the summary compensation table below.

Name and Principal Position	Year Ended Febru-ary 28 (29),	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compen-sation ($)	Non-Qualified Deferred Compen-sation Earnings ($)	All Other Compen-sation ($)	Total ($)
Joshua Bleak, President and CEO(2)	2013	180,000	Nil	Nil	Nil	Nil	Nil	Nil	180,000
	2012	45,000	Nil	Nil	583,529	Nil	Nil	Nil	628,529
John Eckersley, Executive Vice President (3)	2013	150,000	Nil	Nil	Nil	Nil	Nil	Nil	150,000
	2012	110,029	Nil	Nil	348,873	Nil	Nil	Nil	458,901
Laara Shaffer, Chief Financial Officer and Secretary(4)	2013	18,460	Nil	Nil	41,182	Nil	Nil	Nil	59,642
	2012	17,877	Nil	Nil	93,395	Nil	Nil	Nil	112,272

(1)   This amount represents the fair value of these stock options at the date of grant which was estimated using the Black-Scholes option pricing model.

(2)   Mr. Bleak has served as our President and CEO since April 26, 2011.

(3)   Mr. Eckersley has served as our Executive Vice-President since December 2010.

(4)   Ms. Shaffer has served as our Chief Financial Officer and Corporate Secretary since March 1996.

Outstanding Equity Awards as of February 28, 2013

            The following table summarizes the outstanding equity awards as of February 28, 2013 for each of our named executive officers:

	Option Awards					Stock Awards

Name	Number of secur-ities under-lying unexer-cised options exercise-able (#)	Number of secur-ities under-lying unexer-cised options unexer-cisable (#)	Equity incentive plan awards: number of securi-ties under-lying unexer-cised un-earned options (#)	Option exercise price ($)	Option expira-tion date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incen-tive plan awards: number of un-earned shares, units or other rights that have not vested (#)	Equity incen-tive plan awards: market or payout value of un-earned shares, units or other rights that have not vested ($)
Joshua Bleak	840,500 335,750 600,000 1,060,000	Nil Nil Nil Nil	Nil Nil Nil Nil	$0.42 $0.20 $0.32 $0.20	Sep. 12/16 Mar. 3/16 Jan. 10/16 Feb. 10/16	Nil	Nil	Nil	Nil
John Eckersley	700,000 271,000	Nil Nil	Nil Nil	$0.38 $0.59	Jan. 20/17 Jun. 21/16	Nil	Nil	Nil	Nil
Laara Shaffer	209,000 200,000 65,000 263,500	Nil Nil Nil Nil	Nil Nil Nil Nil	$0.21 $0.38 $0.59 $0.20	Feb. 19/18 Jan. 20/17 Jun. 21/16 Feb. 10/16	Nil	Nil	Nil	Nil

Equity Compensation Plans

2011 Rolling Share Option Plan

            On July 20, 2011, our Board of Directors approved the adoption of a new share option plan (the "2011 Plan") to comply with the current policies of the TSXV and the amendments to the Income Tax Act (Canada) which impose withholding obligations on taxable benefits arising at the time options are exercised. The 2011 Plan was subject to approval of the TSXV and the shareholders of the Company. On August 25, 2011, the shareholders of the Company approved the 2011 Plan. On November 24, 2011, the TSXV approved the 2011 Plan.

            The purpose of the 2011 Plan is to provide incentive to qualified parties to increase their proprietary interest in the Company and thereby encourage their continuing association with the Company. The 2011 Plan is administered by the Board of Directors. The 2011 Plan provides that options may be issued to directors, officers, employees or consultants of the Company or a subsidiary of the Company. The 2011 Plan also provides that the number of Common Shares issuable under the 2011 Plan, together with all of the Company's other previously established or proposed share compensation arrangements, may not exceed 10% of the total number of issued and outstanding Common Shares (considered to be a "rolling" stock option plan). Pursuant to the 2011 Plan all options expire on a date not later than 10 years after the date of grant of an option. All options outstanding under any existing share plan were rolled into the 2011 Plan.

            The TSXV policies also require shareholders approve the continuation of the 2011 Plan at every subsequent annual meeting of the Company by ordinary resolution.

            The 2011 Plan is subject to the following restrictions:

(a)       The Company must not grant an option to a director, employee, consultant, or consultant company (the "Service Provider") in any 12 month period that exceeds 5% of the outstanding shares, unless the Company has obtained approval by a majority of the votes cast by the shareholders of the Company eligible to vote at a shareholders' meeting, excluding votes attaching to shares beneficially owned by insiders and their associates ("Disinterested Shareholder Approval");

(b)       The aggregate number of options granted to a Service Provider conducting investor relations activities in any 12 month period must not exceed 2% of the outstanding shares calculated at the date of the grant, without the prior consent of the TSXV;

(d)       The Company must not grant an option to a consultant in any 12 month period that exceeds 2% of the outstanding shares calculated at the date of the grant of the option;

(e)       The number of optioned shares issued to insiders in any 12 month period must not exceed 10% of the outstanding shares (in the event that the 2011 Plan is amended to reserve for issuance more than 10% of the outstanding shares) unless the Company has obtained Disinterested Shareholder Approval to do so;

(f)       The exercise price of an option previously granted to an insider must not be reduced, unless the Company has obtained Disinterested Shareholder Approval to do so.

            The following is a summary of the material terms of the 2011 Plan:

(a)       Persons who are Service Providers to the Company or its affiliates, or who are providing services to the Company or its affiliates, are eligible to receive grants of options under the 2011 Plan;

(b)       Options granted under the 2011 Plan are non-assignable and non-transferable and are issuable for a period of up to 10 years;

(c)       For options granted to Service Providers, the Company must ensure that the proposed optionee is a bona fide Service Provider of the Company or its affiliates;

(d)       An option granted to any Service Provider will expire within one year (or such other time, not to exceed one year, as shall be determined by the Board as at the date of grant or agreed to by the Board and the optionee at any time prior to expiry of the option), after the date the optionee ceases to be employed by or provide services to the Company, but only to the extent that such option was vested at the date the optionee ceased to be so employed by or to provide services to the Company;

(e)       If an optionee dies, any vested option held by him or her at the date of death will become exercisable by the optionee's lawful personal representatives, heirs or executors until the earlier of one year after the date of death of such optionee and the date of expiration of the term otherwise applicable to such option;

(f)       In the case of an optionee being dismissed from employment or service for cause, such optionee's options, whether or not vested at the date of dismissal, will immediately terminate without right to exercise same;

(g)       The exercise price of each option will be set by the Board on the effective date of the option and will not be less than the Discounted Market Price (as defined in the 2011 Plan);

(h)       Vesting of options shall be at the discretion of the Board, and will generally be subject to: (i) the Service Provider remaining employed by or continuing to provide services to the Company or its affiliates, as well as, at the discretion of the Board, achieving certain milestones which may be defined by the Board from time to time or receiving a satisfactory performance review by the Company or its affiliates during the vesting period; or (ii) the Service Provider remaining as a Director of the Company or its affiliates during the vesting period; and

(i)       The Board reserves the right in its absolute discretion to amend, suspend, terminate or discontinue the 2011 Plan with respect to all 2011 Plan shares in respect of options which have not yet been granted under the 2011 Plan.

            The Board has determined that, in order to reasonably protect the rights of participants, as a matter of administration, it is necessary to clarify when amendments to the 2011 Plan may be made by the Board without further shareholder approval. Accordingly, the Board may, without shareholder approval:

(i)       amend the 2011 Plan to correct typographical, grammatical or clerical errors;

(ii)      change the vesting provisions of an option granted under the 2011 Plan, subject to prior written approval of the TSXV, if applicable;

(iii)     change the termination provision of an option granted under the 2011 Plan if it does not entail an extension beyond the original expiry date of such option;

(iv)      make such amendments to the 2011 Plan as are necessary or desirable to reflect changes to securities laws applicable to the Company;

(v)       make such amendments as may otherwise be permitted by the TSXV Policies;

(vi)      if the Company becomes listed or quoted on a stock exchange or stock market senior to the TSXV, make such amendments as may be required by the policies of such senior stock exchange or stock market; and

(vii)     amend the 2011 Plan to reduce the benefits that may be granted to Service Providers.

            Grants of option awards under the 2011 Plan are at the discretion of the Board of Directors. Accordingly, allocation of future benefits under the 2011 Plan among individual Service Providers, or among groups of Service Providers (such as executive officers, non-executive directors and non-executive employees), is not determinable at this time. The Service Providers who will be eligible to receive option awards under the 2011 Plan include: (a) our Chief Executive Officer; (b) our Chief Financial Officer; (c) our Executive Vice President; (d) our directors (including our four non-executive directors); and (e) our employees and consultants (we currently have one employee, and we engage various individuals from time to time to perform non-executive functions on a consulting basis; each is eligible to receive option awards under the 2011 Plan at the discretion of our Board of Directors).

Stock Options and Deferred Stock Units Outstanding as at February 28, 2013

            The following table provides a summary of the number of stock options and deferred stock units under equity compensation plans outstanding as at February 28, 2013.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	18,279,892	CAD$0.31	75,248
Equity compensation plans not approved by security holders	Nil	Nil	Nil
Total	18,279,892	CAD$0.31	75,248

Compensation of Directors

            The following table summarizes the compensation of our Company's directors for the year ended February 28, 2013:

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compen-sation ($)	Non-qualified deferred compen-sation earnings ($)	All other compen-sation ($)	Total ($)
Joshua Bleak	180,000	Nil	Nil	Nil	Nil	Nil	180,000
John Eckersley	150,000	Nil	Nil	Nil	Nil	Nil	150,000
Ali Rahimtula	CAD60,000	Nil	Nil	Nil	Nil	Nil	CAD60,000
Dennis Ickes	60,000	Nil	Nil	Nil	Nil	Nil	60,000
Matthew Salmon(1)	110,000	Nil	Nil	Nil	Nil	Nil	110,000
David Salisbury	120,000	Nil	Nil	Nil	Nil	Nil	120,000
Jerry Aiken(2)	60,000	Nil	Nil	Nil	Nil	Nil	60,000
Laara Shaffer(3)	18,460	Nil	41,182	Nil	Nil	Nil	59,642

(1)   Mr. Salmon was appointed as a director on Feb. 1, 2012 and he resigned effective December 31, 2012.

(2)   Mr. Aiken was appointed as a director on May 15, 2012.

(3)   Ms. Shaffer resigned as a director on February 1, 2012, however, she was re-appointed as a director on June 25, 2012.

            The Company's directors do not have specific compensation arrangements based on attendance at board or committee meetings or serving as a committee chair. From time to time directors may receive bonus payments or options, which are granted on a discretionary basis. The amount of any bonus payments or the number of options granted is based on the experience of the director, time spent on Company matters and the compensation paid to other directors of companies in the industry.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

            The Company has not entered into any employment contracts with its executive officers. There is no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payment to a named executive officer at, following, or in connection with the resignation, retirement or other termination of a named executive officer, or a change in control of the Company or a change in the named executive officer's responsibilities following a change in control, with respect to each named executive officer.

Management Contracts

            During the year ended February 28, 2013, the Company paid aggregate fees of $187,963 (2012 -$175,000) to Tarmac Management Ltd. ("Tarmac"), a private British Columbia company. Of these fees, $8,000 (2012 - $8,000) was paid for administration services rendered by Tarmac and its employees, and the balance represented reimbursements for rent and other expenses incurred by Tarmac on behalf of the Company. Payment of these fees to Tarmac has been reflected in the notes to our audited financial statements for the year ended February 28, 2013 as "Related Party Transactions", as Tarmac provides a high level of involvement in the daily management of our affairs.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
THE ELECTION OF THE DIRECTOR NOMINEES SET FORTH ABOVE

PROPOSAL NUMBER THREE:

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

            Dale Matheson Carr-Hilton Labonte LLP has been appointed as our independent registered public accountants for the year ending February 28, 2014. Dale Matheson Carr-Hilton Labonte LLP audited the Company's financial statements for the years ended February 28, 2013 and February 29, 2012.

            The Company anticipates that a representative of Dale Matheson Carr-Hilton Labonte LLP will be present at the Annual Meeting. The representative will have the opportunity to make a statement if they desire to do so. It is expected the representative will not be available to respond to questions.

            In the event ratification by the shareholders of the appointment of Dale Matheson Carr-Hilton Labonte LLP as the Company's independent registered public accountants is not obtained, our Board of Directors will reconsider such appointment.

Principal Accountant Fees and Services

            Dale Matheson Carr-Hilton Labonte LLP performed the services listed below and was paid the fees listed below for the fiscal years ended February 28, 2013 and February 29, 2012:

Audit Fees

2013	2012
$35,000	$44,000

            Audit Fees, of which 100% thereof were approved by the Company's audit committee, consist of fees billed for professional services rendered by our independent auditors for the audit of our annual financial statements, the review of the financial statements included in each of our quarterly reports and services provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees

2013	2012
$26,500	$Nil

            Audit related fees are the aggregate fees billed by our independent auditors for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not described in the preceding category.

Tax Fees

2013	2012
$6,000	$4,500

            Tax Fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions.

All Other Fees

2013	2012
$Nil	$2,500

            All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

            Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before an independent registered public accounting firm is engaged by a company to render any auditing or permitted non-audit related service, the engagement be:

  approved by the audit committee; or

  entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee's responsibilities to management.

            The Company's audit committee was formed in August 2007, and has assumed responsibility for the pre-approval of audit and permitted non-audit services to be performed by the Company's independent auditor. The audit committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services by Dale Matheson Carr-Hilton Labonte LLP. Thereafter, the audit committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by Dale Matheson Carr-Hilton Labonte LLP which are not encompassed by the audit committee's annual pre-approval and are not prohibited by law.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO
RATIFY THE APPOINTMENT OF DALE MATHESON CARR-HILTON LABONTE
LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE
COMPANY FOR THE YEAR ENDING FEBRUARY 28, 2014

PROPOSAL NUMBER FOUR:

APPROVAL OF THE CONTINUATION OF
THE 2011 ROLLING SHARE OPTION PLAN

Summary of 2011 Rolling Share Option Plan

            On July 20, 2011, our Board of Directors approved the adoption of a new share option plan (the "2011 Plan") to comply with the current policies of the TSXV and the amendments to the Income Tax Act (Canada) which impose withholding obligations on taxable benefits arising at the time options are exercised. The 2011 Plan was subject to approval of the TSXV and the shareholders of the Company. On August 25, 2011, the shareholders of the Company approved the 2011 Plan. On November 24, 2011, the TSXV approved the 2011 Plan.

            The purpose of the 2011 Plan is to provide incentive to qualified parties to increase their proprietary interest in the Company and thereby encourage their continuing association with the Company. The 2011 Plan is administered by the Board of Directors. The 2011 Plan provides that options will be issued to directors, officers, employees or consultants of the Company or a subsidiary of the Company. The 2011 Plan also provides that the number of Common Shares issuable under the 2011 Plan, together with all of the Company's other previously established or proposed share compensation arrangements, may not exceed 10% of the total number of issued and outstanding Common Shares (considered to be a "rolling" stock option plan). Pursuant to the 2011 Plan all options expire on a date not later than 10 years after the date of grant of an option. All options outstanding under any existing share plan were rolled into the 2011 Plan.

            The TSXV policies also require shareholders approve the continuation of the 2011 Plan at every subsequent annual meeting of the Company by ordinary resolution.

            The 2011 Plan is subject to the following restrictions:

(a)       The Company must not grant an option to a director, employee, consultant, or consultant company (the "Service Provider") in any 12 month period that exceeds 5% of the outstanding shares, unless the Company has obtained approval by a majority of the votes cast by the shareholders of the Company eligible to vote at a shareholders' meeting, excluding votes attaching to shares beneficially owned by insiders and their associates ("Disinterested Shareholder Approval");

(b)       The aggregate number of options granted to a Service Provider conducting investor relations activities in any 12 month period must not exceed 2% of the outstanding shares calculated at the date of the grant, without the prior consent of the TSXV;

(c)       The Company must not grant an option to a consultant in any 12 month period that exceeds 2% of the outstanding shares calculated at the date of the grant of the option;

(d)       The number of optioned shares issued to insiders in any 12 month period must not exceed 10% of the outstanding shares (in the event that the 2011 Plan is amended to reserve for issuance more than 10% of the outstanding shares) unless the Company has obtained Disinterested Shareholder Approval to do so;

(e)       The exercise price of an option previously granted to an insider must not be reduced, unless the Company has obtained Disinterested Shareholder Approval to do so.

            The following is a summary of the material terms of the 2011 Plan:

(a)       Persons who are Service Providers to the Company or its affiliates, or who are providing services to the Company or its affiliates, are eligible to receive grants of options under the 2011 Plan;

(b)       Options granted under the 2011 Plan are non-assignable and non-transferable and are issuable for a period of up to 10 years;

(c)       For options granted to Service Providers, the Company must ensure that the proposed optionee is a bona fide Service Provider of the Company or its affiliates;

(d)       An option granted to any Service Provider will expire within one year (or such other time, not to exceed one year, as shall be determined by the Board as at the date of grant or agreed to by the Board and the optionee at any time prior to expiry of the option), after the date the optionee ceases to be employed by or provide services to the Company, but only to the extent that such option was vested at the date the optionee ceased to be so employed by or to provide services to the Company;

(e)       If an optionee dies, any vested option held by him or her at the date of death will become exercisable by the optionee's lawful personal representatives, heirs or executors until the earlier of one year after the date of death of such optionee and the date of expiration of the term otherwise applicable to such option;

(f)       In the case of an optionee being dismissed from employment or service for cause, such optionee's options, whether or not vested at the date of dismissal, will immediately terminate without right to exercise same;

(g)       The exercise price of each option will be set by the Board on the effective date of the option and will not be less than the Discounted Market Price (as defined in the 2011 Plan);

(h)       Vesting of options shall be at the discretion of the Board, and will generally be subject to: (i) the Service Provider remaining employed by or continuing to provide services to the Company or its affiliates, as well as, at the discretion of the Board, achieving certain milestones which may be defined by the Board from time to time or receiving a satisfactory performance review by the Company or its affiliates during the vesting period; or (ii) the Service Provider remaining as a Director of the Company or its affiliates during the vesting period; and

(i)       The Board reserves the right in its absolute discretion to amend, suspend, terminate or discontinue the 2011 Plan with respect to all 2011 Plan shares in respect of options which have not yet been granted under the 2011 Plan.

            The Board has determined that, in order to reasonably protect the rights of participants, as a matter of administration, it is necessary to clarify when amendments to the 2011 Plan may be made by the Board without further shareholder approval. Accordingly, the Board may, without shareholder approval:

(i)       amend the 2011 Plan to correct typographical, grammatical or clerical errors;

(ii)      change the vesting provisions of an option granted under the 2011 Plan, subject to prior written approval of the TSXV, if applicable;

(iii)     change the termination provision of an option granted under the 2011 Plan if it does not entail an extension beyond the original expiry date of such option;

(iv)      make such amendments to the 2011 Plan as are necessary or desirable to reflect changes to securities laws applicable to the Company;

(v)       make such amendments as may otherwise be permitted by the TSXV Policies;

(vi)      if the Company becomes listed or quoted on a stock exchange or stock market senior to the TSXV, make such amendments as may be required by the policies of such senior stock exchange or stock market; and

(vii)     amend the 2011 Plan to reduce the benefits that may be granted to Service Providers.

            The foregoing summary of the 2011 Rolling Share Option Plan is not complete and is qualified in its entirety by reference to the 2011 Rolling Share Option Plan, a copy of which has been included as Schedule "B" to this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS
PROPOSAL TO APPROVE THE CONTINUATION OF THE 2011 ROLLING SHARE
OPTION PLAN.

PROPOSAL NUMBER FIVE:

APPROVAL OF CONSOLIDATON OF ISSUED AND OUTSTANDING COMMON
SHARES OF THE COMPANY

            The Board of Directors has approved a consolidation (reverse stock split) of the outstanding shares of common stock (the "Common Stock") on the basis of one share for up to every fifteen shares currently issued and outstanding, which final ratio is to be determined by the Board of Directors following shareholder approval. If approved and the Board determines to implement the reverse stock split, each fifteen shares, or such lesser number of shares as is determined by the Board, of Common Stock outstanding as of the effective date (the "Effective Date") will be converted automatically into a single share of Common Stock. There will not be a change in the par value of the Common Stock of the Company as the Company's authorized shares of common stock is without par value. To avoid the existence of fractional shares of Common Stock, if a shareholder would otherwise be entitled to receive a fractional share, such shareholder will be entitled to receive an additional whole share. The reverse stock split will occur automatically on the Effective Date without any action on the part of shareholders and without regard to the date certificates representing shares of Common Stock are physically surrendered for new certificates. The Board, in its sole discretion, may elect to abandon the reverse stock split in its entirety even if the shareholders approve the reverse stock split, if the Board does not deem it to be advisable and in the best interests of the Company and its shareholders.

            The reverse stock split will not have any dilutive effect on the Company's shareholders as each shareholder will hold the same percentage interest in the Company as they held prior to the reverse stock split, but their interest will be represented by up to one-fifteenth as many shares. For instance, if a shareholder presently owns 150 shares, after the reverse stock split they will own 10 shares (150 divided by 15 equals 10 shares). The relative voting and other rights that accompany the Common Stock will not be affected by the reverse stock split.

            Generally, a reduction in the number of outstanding shares of Common Stock caused by the reverse stock split is anticipated initially to increase the per share market price of the Common Stock, however, because some investors may view the reverse stock split negatively, there can be no assurance that the market price of the Common Stock will reflect proportionately the reverse stock split, that any particular price may be achieved, or that any price gain will be sustained in the future.

            An increase in per share price of the Company's Common Stock, which the Company expects as a consequence of the reverse stock split, may enhance the acceptability of the Common Stock to the financial community and the investing public and potentially broaden the investor pool from which the Company might be able to obtain additional financing. Because of the trading volatility often associated with low-priced stocks, as a matter of policy, many institutional investors are prohibited from purchasing such stocks. For the same reason, brokers often discourage their customers from purchasing such stocks. To the extent that the per share price of the Common Stock increases as a result of the reverse stock split, some of these concerns may be ameliorated.

            Additionally, because broker's commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current per share price of the Company's Common Stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. On the other hand, if the reverse stock split is implemented, the number of holders of fewer than 100 shares of common stock ("odd-lots") may be increased.

            Typically, brokerage fees charged on the transfer of odd lots are proportionately higher than those charged on the transfer of 100 or more shares of common stock ("round-lots").

            If the reverse stock split is approved by the shareholders but is not subsequently implemented by the Board of Directors by September 12, 2014, then the proposed reverse stock split shall be deemed abandoned without any further effect.

            If the reverse stock split is implemented, the number of shares of Common Stock owned by each shareholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of the Company's Common Stock owned by each shareholder will remain unchanged except for any de minimis change resulting from rounding up to the nearest number of whole shares so that the Company is not obligated to issue cash in lieu of any fractional shares that such shareholder would have received as a result of the reverse stock split. The number of shares of our common stock that may be purchased upon exercise of outstanding warrants, options or any other securities convertible into, or exercisable or exchangeable for, shares of the Company's common stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Date.

            The table below sets forth the number of shares of our common stock that would be issued and outstanding upon the implementation of the reverse stock split at each ratio in the range from 1-for-2 to 1-for-15 based on our capitalization at July 29, 2013.

Reverse Stock Split Ratio	Total Shares of Common Stock Issued and Outstanding
Pre-Split	183,619,388
1-for-2	91,809,694
1-for-3	61,206,463
1-for-4	45,904,847
1-for-5	36,723,878
1-for-6	30,603,232
1-for-7	26,231,342
1-for-8	22,952,424
1-for-9	20,402,155
1-for-10	18,361,939
1-for-11	16,692,672
1-for-12	15,301,616
1-for-13	14,124,569
1-for-14	13,115,671
1-for-15	12,241,293

            If the proposed reverse stock split is implemented, our Common Stock will continue to be reported on the TSXV under the symbol "PPI" and on the OTCQX under the symbol "PPRTF", although the letter "D" may be added to the end of the trading symbol on the OTCQX for a period of 20 trading days from the effective date of the reverse stock split to indicate that the reverse stock split has occurred.

Reasons for the Reverse Stock Split of the Issued and Outstanding Common Stock

            The Board believes that the increased market price of the Common Stock expected as a result of implementing the reverse stock split will improve the marketability and liquidity of the Common Stock and will encourage interest and trading in the Common Stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the Common Stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted that the liquidity of the Common Stock may be adversely affected by the reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split. The Board anticipates, however, that the expected higher market price will reduce, to some extent, the negative effects on the liquidity and marketability of the Common Stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

Potential Disadvantages to the Reverse Stock Split

            Reduced Market Capitalization. Theoretically, the overall value of the Company will not change as a result of the reverse stock split so that reducing the number of shares outstanding by a factor of fifteen would increase the per share price by a value of fifteen. However, a reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in the overall market capitalization of the Company. As a result, there is no mathematical certainty as to the increase in the price per share that might be expected as result of the reverse stock split, and there can be no assurance that the per share price will increase proportionately to the reverse stock split. If the per share price increases by a factor less than the one-for-fifteen reverse stock split, then the overall market capitalization of the Company will be reduced.

            Increased Volatility. The reverse stock split will reduce our outstanding Common Stock to approximately 12,241,293 shares of Common Stock on a 1 for 15 basis. Of this amount, approximately 3,388,160 shares will be held by officers, directors, and shareholders owning in excess of 10% of the outstanding Common Stock. This will result in approximately 8,853,133 shares being held in the public float. This reduced number of shares could result in decreased liquidity in the trading market and potential mismatches between supply and demand in the market for the Common Stock at any given time, which could result in changes in the trading price unrelated to the activities or prospects of the Company.

            Increased Transaction Costs. As a result of the reverse stock split, the number of shares held by each individual shareholder will be reduced to one-fifteenth of the number previously held. This may increase the number of shareholders who hold less than a "round lot," or 100 shares. Typically, the transaction costs to shareholders selling "odd lots" are higher on a per share basis. Consequently, the reverse stock split could increase the transaction costs to existing shareholders in the event they wish to sell all or a portion of their position.

Procedure for Exchange of Stock Certificates

            If the reverse stock split is effected, shareholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in "street name" for their benefit, as the case may be) to give effect to the reverse stock split. Shareholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-reverse split shares of our common stock owned in book-entry form. Shareholders holding certificated shares (i.e., shares represented by one or more physical stock certificates) will receive a transmittal letter from our transfer agent promptly after the effective time of the reverse stock split. The transmittal letter will be accompanied by instructions specifying how shareholders holding certificated shares can exchange certificates representing the pre-reverse split shares of the Company's Common Stock for a statement of holding.

            Beginning on the Effective Date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

            Holders of pre-reverse split shares are asked to surrender to the Company's transfer agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in a letter of transmittal to be provided to each shareholder following the Effective Date. No new certificates will be issued to a shareholder until that shareholder has surrendered the shareholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal.

            Shareholders will not have to pay any service charges in connection with the exchange of their certificates. YOU SHOULD NOT DESTROY ANY PHYSICAL STOCK CERTIFICATES AND YOU SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL DIRECTED TO DO SO BY A TRANSMITTAL LETTER FROM OUR TRANSFER AGENT.

Federal Income Tax Consequences

            The following summary describes certain material U.S. federal income tax consequences of the reverse stock split for holders of the Company's Common Stock.

            Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of the Company's Common Stock (a "U.S. holder"). This summary does not address all of the tax consequences that may be relevant to any particular shareholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (a) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (b) persons that hold our common stock as part of a position in a "straddle" or as part of a "hedging," "conversion" or other integrated investment transaction for federal income tax purposes, or (c) persons that do not hold our common stock as "capital assets" (generally, property held for investment).

            This summary is based on the provisions of the Internal Revenue Code of 1986, as amended ("IRC"), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. Accordingly, you should consult with your tax advisor. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the reverse stock split.

            If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of the Company's Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold the Company's Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the reverse stock split.

Each shareholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Stock Split.

            U.S. Holders. The reverse stock split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss will be recognized upon the reverse stock split. Accordingly, the aggregate tax basis in the common stock received pursuant to the reverse stock split should equal the aggregate tax basis in the common stock surrendered (excluding the portion of the tax basis that is allocable to any fractional share), and the holding period for the common stock received should include the holding period for the common stock surrendered.

            Non-U.S. Holders. The discussion in this section is addressed to "non-U.S. holders." A non-U.S. holder is a beneficial owner of the Company's Common Stock who is a foreign corporation or a non-resident alien individual. Generally, non-U.S. holders will not recognize any gain or loss upon the reverse stock split.

Proposed Resolution

            Shareholders of the Company will be asked to approve the consolidation of its current issued and outstanding Common Shares without par value on a basis of one (1) post-consolidated share of Common Stock for up to fifteen (15) pre-consolidated shares of Common Stock, or such lesser whole number of pre-consolidated shares of Common Stock as the directors may determine, in its authorized share structure, the text of which is set out below. To be effective the ordinary resolution must be passed by a majority of the shares of the Company's Common Stock represented at the Annual Meeting in person or by proxy. The consolidation is also subject to applicable regulatory approval, including the approval of the TSXV.

"Resolved, as an ordinary resolution, that:

(a)       the authorized share structure of the Company be altered by consolidating all of the issued and outstanding Common Shares without par value at Record Date, on the basis of one (1) post-consolidation shares of Common Stock for up to fifteen (15) pre-consolidation shares of Common Stock, or such lesser whole number of pre-consolidated shares of Common Stock as the directors may determine;

(b)       any fractional shares of Common Stock resulting from the consolidation of the Common Stock shall be converted to whole shares of Common Stock pursuant to the provisions of Section 83 of the British Columbia Business Corporations Act;

(c)       the Board of Directors of the Company is hereby authorized, at any time in its absolute discretion, to determine whether or not to proceed with the above resolutions without further approval, ratification or confirmation by the shareholders; and

(d)       upon the date determined by the Board of Directors, these resolutions described herein shall be deposited at the Company's records office."

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS
PROPOSAL TO APPROVE THE SHARE CONSOLIDATION.

PROPOSAL NUMBER SIX:

APPROVAL OF ALTERATION TO ARTICLES TO INCLUDE ADVANCE NOTICE PROVISIONS

Introduction

            The directors of the Company are proposing that the Articles of the Company be altered to include an advance notice provision (the "Advance Notice Provision"), which will: (i) facilitate orderly and efficient annual general or, where the need arises, special, meetings; (ii) ensure that all shareholders receive adequate notice of the director nominations and sufficient information with respect to all nominees; and (iii) allow shareholders to register an informed vote. The full text of the proposed alteration of the Articles to include the Advance Notice Provision is set out in Schedule "C" to this Proxy Statement.

Purpose of the Advance Notice Provision

            The purpose of the Advance Notice Provision is to foster a variety of interests of the shareholders and the Company by ensuring that all shareholders - including those participating in a meeting by proxy rather than in person - receive adequate notice of the nominations to be considered at a meeting and can thereby exercise their voting rights in an informed manner. The Advance Notice Provision is the framework by which the Company seeks to fix a deadline by which holders of record of common shares of the Company must submit director nominations to the Company prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in the notice to the Company for the notice to be in proper written form.

Effect of the Advance Notice Provision

            Subject only to the Business Corporations Act (British Columbia) (the "BCA") and the Articles, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company. Nominations of persons for election to the Board of Directors may be made at any annual meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors: (a) by or at the direction of the Board of Directors, including pursuant to a notice of meeting; (b) by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the BCA, or a requisition of the shareholders made in accordance with the provisions of the BCA; or (c) by any person (a "Nominating Shareholder"): (A) who, at the close of business on the date of the giving of the notice provided for below in the Advance Notice Provision and on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting; and (B) who complies with the notice procedures set forth below in the Advance Notice Provision.

            In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof in proper written form to the Corporate Secretary of the Company at the principal executive offices of the Company.

            To be timely, a Nominating Shareholder's notice to the Corporate Secretary of the Company must be made: (a) in the case of an annual meeting of shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than 40 days after the date (the "Notice Date") on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the tenth (10th) day following the Notice Date; and (b) in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made. In no event shall any adjournment or postponement of a meeting of shareholders or the announcement thereof commence a new time period for the giving of a Nominating Shareholder's notice as described above. Notwithstanding the foregoing, the Board may, in its sole discretion, waive the time periods summarized above.

            To be in proper written form, a Nominating Shareholder's notice to the Corporate Secretary of the Company must set forth: (a) as to each person whom the Nominating Shareholder proposes to nominate for election as a director: (A) the name, age, business address and residential address of the person; (B) the principal occupation or employment of the person; (C) the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice; (D) a statement as to whether such person would be "independent" of the Company (within the meaning of applicable securities law) if elected as a director at such meeting and the reasons and basis for such determination; and (E) any other information relating to the person that would be required to be disclosed in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the BCA and Applicable Securities Laws (as defined below); and (b) as to the Nominating Shareholder giving the notice, the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the Nominating Shareholder as of the record date for the meeting (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice and any other information relating to such Nominating Shareholder that would be required to be made in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the BCA and Applicable Securities Laws (as defined below).

            To be eligible to be a candidate for election as a director of the Company and to be duly nominated, a candidate must be nominated in the manner prescribed in the Advance Notice Provision and the candidate for nomination, whether nominated by the Board or otherwise, must have previously delivered to the Corporate Secretary of the Company at the principal executive offices of the Company, not less than 5 days prior to the date of the meeting, a written representation and agreement (in form provided by the Company) that such candidate for nomination, if elected as a director of the Company, will comply with all applicable corporate governance, conflict of interest, confidentiality, share ownership, majority voting and insider trading policies and other policies and guidelines of the Company applicable to directors and in effect during such person's term in office as a director (and, if requested by any candidate for nomination, the Corporate Secretary of the Company shall provide to such candidate for nomination all such policies and guidelines then in effect).

            No person shall be eligible for election as a director of the Company unless nominated in accordance with the provisions of the Advance Notice Provision; provided, however, that nothing in the Advance Notice Provision shall be deemed to preclude discussion by a shareholder (as distinct from the nomination of directors) at a meeting of shareholders of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the BCA. The Chairman of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

            For purposes of the Advance Notice Provision: (a) "public announcement" shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Company under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com; and (b) "Applicable Securities Laws" means the Securities Act (British Columbia) and the equivalent legislation in the other provinces and in the territories of Canada, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commissions and similar regulatory authorities of each applicable provinces and territories of Canada.

            Notwithstanding any other provision of the Advance Notice Provision, notice or any delivery given to the Corporate Secretary of the Company pursuant to the Advance Notice Provision may only be given by personal delivery, facsimile transmission or by email (provided that the Corporate Secretary of the Corporation has stipulated an email address for purposes of this notice, at such email address as stipulated from time to time), and shall be deemed to have been given and made only at the time it is served by personal delivery, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received) to the Corporate Secretary at the address of the principal executive offices of the Company; provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Vancouver time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.

Proposed Resolution

            Shareholders of the Company will be asked to approve the alteration to the Articles to include the Advance Notice Provision, the text of which is set out below. To be effective the ordinary resolution must be passed by a majority of the shares of the Company's Common Stock represented at the Annual Meeting in person or by proxy.

"BE IT RESOLVED as an ordinary resolution that:

    The Articles of the Company be altered by adding the text substantially as set forth in Schedule "C" to this Proxy Statement as and at Article 14.12 of the Articles;

    The Company be authorized to revoke this ordinary resolution and abandon or terminate the alteration of the Articles if the Board deems it appropriate and in the best interest of the Company to do so without further confirmation, ratification or approval of the shareholders; and

    Any one director or officer of the Company be and is hereby authorized and directed to do all such acts and things and to execute and deliver, under the corporate seal of the Company or otherwise, all such deeds, documents, instruments and assurances as in his or her opinion may be necessary or desirable to give effect to the foregoing resolutions."

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL TO APPROVE THE ALTERATION TO THE COMPANY'S ARTICLES TO INCLUDE THE ADVANCE NOTICE PROVISIONS.

PROPOSAL NUMBER SEVEN:

APPROVAL OF AMENDMENT TO ARTICLES TO INCREASE QUORUM REQUIREMENTS FOR SHAREHOLDER MEETINGS

The Company's current Articles

The Articles of the Company provide for the conduct of meetings of shareholders and more specifically the quorum requirements for shareholders meetings are currently as follows:

11.3   Subject to the special rights or restrictions attached to the shares of any class or series of shares, and to Section 11.4, the quorum for the transaction of business at a meeting of shareholders is at least one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting.

11.4   If there is only one shareholder entitled to vote at a meeting of shareholders:
(a)   the quorum is one person who is, or who represents by proxy, that shareholder, and
(b)   that shareholder, present in person or by proxy, may constitute the meeting.

11.5   In addition to those persons who are entitled to vote at a meeting of shareholders, the only other persons entitled to be present at the meeting are the directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company, any persons invited to be present at the meeting by the directors or by the chair of the meeting and any persons entitled or required under the Act or these Articles to be present at the meeting; but if any of those persons does attend the meeting, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

11.6   No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

11.7   If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(a) in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and

(b) in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

11.8   If, at the meeting to which the meeting referred to in Section 11.7(b) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, two or more shareholders entitled to attend and vote at the meeting shall be deemed to constitute a quorum.

(the "Quorum Provisions")

The Proposed Article Amendments.

            Shareholders of the Company will be asked to approve certain amendments to the Company's Articles. The amendments are considered necessary to ensure that the Company's corporate governance practices relating to quorum requirements align with those of any potential national securities exchange under Section 6(a) of the U.S. Securities Exchange Act of 1934, as amended, that the Company may make application to list its Common Stock.

            The proposed amendments to be made to the Company's current Articles (the "Article Amendments") are detailed below in the ordinary resolution. To be effective the ordinary resolution must be passed by a majority of the shares of the Company's Common Stock represented at the Annual Meeting in person or by proxy.

"RESOLVED as an ordinary resolution that:

Pursuant to Article 11 and the Articles of the Company, that the existing Articles of the Company be altered as follows:

1.       Article 11.3 - Quorum be amended by deleting that paragraph and substituting the following paragraph 11.3:

Quorum
11.3    Subject to the special rights or restrictions attached to the shares of any class or series of shares, and to Section 11.4, the quorum for the transaction of business at a meeting of shareholders is at least one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least one-third (33.33%) of the issued and outstanding shares and entitled to be voted at the meeting.

2.       Article 11.4 - One Shareholder May Constitute Quorum be amended by deleting that paragraph and substituting the following paragraph 11.4:

One Shareholder May Constitute Quorum

11.4    If there is only one shareholder entitled to vote at a meeting of shareholders:

(a)       the quorum is one person who is, or who represents by proxy, that shareholder, who holds at least one-third (33.33%) of the issued and outstanding shares and entitled to be voted at the meeting, and

(b)       that shareholder, present in person or by proxy, may constitute the meeting.

3.       Article 11.8 - Lack of Quorum at Succeeding Meeting be amended by deleting that paragraph and substituting the following paragraph 11.8:

Lack of Quorum at Succeeding Meeting

11.8   If, at the meeting to which the meeting referred to in Section 11.7(b) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders who hold at least one-third (33.33%) of the issued and outstanding shares and entitled to vote at the meeting shall be deemed to constitute a quorum."

Purpose and Effect of Article Amendment.

            The purpose of the Article Amendments are to increase the quorum requirement for shareholders meetings from one or more shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting to be one-third (33.33%) of the issued and outstanding shares and entitled to be voted at the meeting. The Board approved the Article Amendments, and is recommending approval of the Article Amendments to the shareholders of the Company, in order to ensure that the Company's corporate governance practices relating to quorum requirements align with those of any potential national securities exchange under Section 6(a) of the U.S. Securities Exchange Act of 1934, as amended, that the Company may make application to list its Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS
PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S ARTICLES
TO INCREASE QUORUM REQUIREMENTS FOR SHAREHOLDER MEETINGS.

FORWARD-LOOKING STATEMENTS

            Certain statements contained in this proxy statement that are not historical facts constitute "forward-looking statements". These statements are based, among other things, on the Company's current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

            Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. Our Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

FUTURE SHAREHOLDER PROPOSALS

            Any shareholder who intends to present a proposal at the 2014 Annual Meeting of shareholders (anticipated to be held in September 2014) for inclusion in our proxy statement and proxy form relating to such Annual Meeting must submit such proposal to us at our principal executive offices no later than May 1, 2014. Our Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and all other applicable requirements.

            In addition, in the event a shareholder proposal is not received by the Company by May 1, 2014, the proxy to be solicited by the Board of Directors for the 2014 Annual Meeting will confer discretionary authority on the holders of the proxy to vote the shares if the proposal is presented at the 2014 Annual Meeting without any discussion of the proposal in the proxy statement for such meeting.

            SEC rules and regulations provide that if the date of the Company's 2014 Annual Meeting is advanced or delayed more than 30 days from first anniversary of the 2013 Annual Meeting, shareholder proposals intended to be included in the proxy materials for the 2014 Annual Meeting must be received by the Company within a reasonable time before it begins to print and mail the proxy materials for the 2014 Annual Meeting.

            Proposals or notices of intention to present proposals should be addressed to: Laara Shaffer, Chief Financial Officer, Passport Potash Inc., 608-1199 West Pender Street, Vancouver, British Columbia, V6E 2R1.

WHERE YOU CAN FIND MORE INFORMATION

            The Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at One Station Place, 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding our company.

            Financial information is provided in the audited financial statements of the Company for the year ended February 28, 2013 and in the related management discussion and analysis and filed on www.Sedar.com.

            Additional information relating to the Company is filed on www.Sedar.com and upon request from Laara Shaffer, CFO of the Company, Secretary at telephone no.: (604) 687-0300 or fax no.: (604) 687-0151. Copies of documents will be provided free of charge to security holders of the Company. The Company may require the payment of a reasonable charge from any person or company who is not a security holder of the Company, who requests a copy of any such document.

By Order of the Board of Directors of
Passport Potash Inc.

/s/ Joshua Bleak

Joshua Bleak
President and Chief Executive Officer

August 13, 2013

__________

Schedule "A"

INTERNATIONAL X-CHEQUER RESOURCES INC. (the "Company")

AUDIT COMMITTEE CHARTER

PURPOSE OF THE COMMITTEE

The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of the Company is to provide an open avenue of communication between management, the Company's independent auditor and the Board and to assist the Board in its oversight of:

  the integrity, adequacy and timeliness of the Company's financial reporting and disclosure practices;

  the Company's compliance with legal and regulatory requirements related to financial reporting; and

  the independence and performance of the Company's independent auditor.

The Committee shall also perform any other activities consistent with this Charter, the Company's articles and governing laws as the Committee or Board deems necessary or appropriate.

The Committee shall consist of at least three directors. Members of the Committee shall be appointed by the Board and may be removed by the Board in its discretion. The members of the Committee shall elect a Chairman from among their number. A majority of the members of the Committee must not be officers or employees of the Company or of an affiliate of the Company. The quorum for a meeting of the Committee is a majority of the members who are not officers or employees of the Company or of an affiliate of the Company. With the exception of the foregoing quorum requirement, the Committee may determine its own procedures.

The Committee's role is one of oversight. Management is responsible for preparing the Company's financial statements and other financial information and for the fair presentation of the information set forth in the financial statements in accordance with generally accepted accounting principles ("GAAP"). Management is also responsible for establishing internal controls and procedures and for maintaining the appropriate accounting and financial reporting principles and policies designed to assure compliance with accounting standards and all applicable laws and regulations.

The independent auditor's responsibility is to audit the Company's financial statements and provide its opinion, based on its audit conducted in accordance with generally accepted auditing standards, that the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in accordance with GAAP.

The Committee is responsible for recommending to the Board the independent auditor to be nominated for the purpose of auditing the Company's financial statements, preparing or issuing an auditor's report or performing other audit, review or attest services for the Company, and for reviewing and recommending the compensation of the independent auditor. The Committee is also directly responsible for the evaluation of and oversight of the work of the independent auditor. The independent auditor shall report directly to the Committee.

AUTHORITY AND RESPONSIBILITIES

In addition to the foregoing, in performing its oversight responsibilities the Committee shall:

1.       Monitor the adequacy of this Charter and recommend any proposed changes to the Board.

2.        Review the appointments of the Company's Chief Financial Officer and any other key financial executives involved in the financial reporting process.

3.        Review with management and the independent auditor the adequacy and effectiveness of the Company's accounting and financial controls and the adequacy and timeliness of its financial reporting processes.

4.        Review with management and the independent auditor the annual financial statements and related documents and review with management the unaudited quarterly financial statements and related documents, prior to filing or distribution, including matters required to be reviewed under applicable legal or regulatory requirements.

5.        Where appropriate and prior to release, review with management any news releases that disclose annual or interim financial results or contain other significant financial information that has not previously been released to the public.

6.        Review the Company's financial reporting and accounting standards and principles and significant changes in such standards or principles or in their application, including key accounting decisions affecting the financial statements, alternatives thereto and the rationale for decisions made.

7.        Review the quality and appropriateness of the accounting policies and the clarity of financial information and disclosure practices adopted by the Company, including consideration of the independent auditor's judgment about the quality and appropriateness of the Company's accounting policies. This review may include discussions with the independent auditor without the presence of management.

8.        Review with management and the independent auditor significant related party transactions and potential conflicts of interest.

9.        Pre-approve all non-audit services to be provided to the Company by the independent auditor.

10.      Monitor the independence of the independent auditor by reviewing all relationships between the independent auditor and the Company and all non-audit work performed for the Company by the independent auditor.

11.      Establish and review the Company's procedures for the:

  receipt, retention and treatment of complaints regarding accounting, financial disclosure, internal controls or auditing matters; and

  confidential, anonymous submission by employees regarding questionable accounting, auditing and financial reporting and disclosure matters.

12.        Conduct or authorize investigations into any matters that the Committee believes is within the scope of its responsibilities. The Committee has the authority to retain independent counsel, accountants or other advisors to assist it, as it considers necessary, to carry out its duties, and to set and pay the compensation of such advisors at the expense of the Company.

13.        Perform such other functions and exercise such other powers as are prescribed from time to time for the audit committee of a reporting company in Parts 2 and 4 of Multilateral Instrument 52-110 of the Canadian Securities Administrators, the Business Corporations Act (British Columbia) and the articles of the Company.

Schedule "B"

PASSPORT POTASH INC.
(the "Company")

SHARE OPTION PLAN

Dated for Reference August 25, 2011

ARTICLE 1
PURPOSE AND INTERPRETATION

Purpose

1.1                  The purpose of this Plan is to advance the interests of the Company by encouraging equity participation in the Company through the acquisition of Common Shares of the Company. It is the intention of the Company that this Plan will at all times be in compliance with TSX Venture Policies (or, if applicable, NEX Policies) and any inconsistencies between this Plan and TSX Venture Policies (or, if applicable, NEX Policies) will be resolved in favour of the latter.

Definitions

1.2                  In this Plan

(a)       Affiliate means a company that is a parent or subsidiary of the Company, or that is controlled by the same entity as the Company;

(b)       Associate has the meaning set out in the Securities Act;

(c)       Black-out Period means an interval of time during which the Company has determined that one or more Participants may not trade any securities of the Company because they may be in possession of undisclosed material information pertaining to the Company, or when in anticipation of the release of quarterly or annual financials, to avoid potential conflicts associated with a company's insider-trading policy or applicable securities legislation, (which, for greater certainty, does not include the period during which a cease trade order is in effect to which the Company or in respect of an Insider, that Insider, is subject);

(d)       Board means the board of directors of the Company or any committee thereof duly empowered or authorized to grant Options under this Plan;

(e)       Change of Control includes situations where after giving effect to the contemplated transaction and as a result of such transaction:

(i)        any one Person holds a sufficient number of voting shares of the Company or resulting company to affect materially the control of the Company or resulting company, or,

(ii)       any combination of Persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, holds in total a sufficient number of voting shares of the Company or its successor to affect materially the control of the Company or its successor, where such Person or combination of Persons did not previously hold a sufficient number of voting shares to materially affect control of the Company or its successor and, in the absence of evidence to the contrary, any Person or combination of Persons acting in concert by virtue of an agreement, arrangement, commitment or understanding, holding more than 20% of the voting shares of the Company or resulting company is deemed to materially affect control of the Company or resulting company;

(f)       Common Shares means the common shares without par value in the capital of the Company providing such class is listed on the TSX Venture (or, NEX, as the case may be);

(g)       Company means the company named at the top hereof and includes, unless the context otherwise requires, all of its Affiliates and successors according to law;

(h)       Consultant means an individual or Consultant Company, other than an Employee, Officer or Director that:

(i)        provides on an ongoing bona fide basis, consulting, technical, managerial or like services to the Company or an Affiliate of the Company, other than services provided in relation to a Distribution;

(ii)       provides the services under a written contract between the Company or an Affiliate and the individual or the Consultant Company;

(iii)      in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the business and affairs of the Company or an Affiliate of the Company; and

(iv)       has a relationship with the Company or an Affiliate of the Company that enables the individual or Consultant Company to be knowledgeable about the business and affairs of the Company;

(i)       Consultant Company means for an individual consultant, a company or partnership of which the individual is an employee, shareholder or partner;

(j)       Directors means the directors of the Company as may be elected from time to time;

(k)       Discounted Market Price has the meaning assigned by Policy 1.1 of the TSX Venture Policies;

(l)       Disinterested Shareholder Approval means approval by a majority of the votes cast by all the Company's shareholders at a duly constituted shareholders' meeting, excluding votes attached to Common Shares beneficially owned by Insiders who are Service Providers or their Associates;

(m)       Distribution has the meaning assigned by the Securities Act, and generally refers to a distribution of securities by the Company from treasury;

(n)       Effective Date for an Option means the date of grant thereof by the Board;

(o)       Employee means:

(i)       an individual who is considered an employee under the Income Tax Act Canada (i.e. for whom income tax, employment insurance and CPP deductions must be made at source);

(ii)      an individual who works full-time for the Company or a subsidiary thereof providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)     an individual who works for the Company or its subsidiary on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions need not be made at source;

(p)       Exchange Hold Period has the meaning assigned by Policy 1.1 of the TSX Venture Policies;

(q)       Exercise Price means the amount payable per Common Share on the exercise of an Option, as determined in accordance with the terms hereof;

(r)       Expiry Date means the day on which an Option lapses as specified in the Option Commitment therefor or in accordance with the terms of this Plan;

(s)       Insider means an insider as defined in the TSX Venture Policies or as defined in securities legislation applicable to the Company;

(t)       Investor Relations Activities has the meaning assigned by Policy 1.1 of the TSX Venture Policies;

(u)       Management Company Employee means an individual employed by a Person providing management services to the Company which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a Person engaged in Investor Relations Activities;

(v)       Market Price has the meaning assigned by Policy 1.1 of the TSX Venture Policies;

(w)       NEX means a separate board of the TSX Venture for companies previously listed on the TSX Venture or the Toronto Stock Exchange which have failed to maintain compliance with the ongoing financial listing standards of those markets;

(x)       NEX Issuer means a company listed on NEX;

(y)       NEX Policies means the rules and policies of NEX as amended from time to time;

(z)       Officer means a Board appointed officer of the Company;

(aa)     Option means the right to purchase Common Shares granted hereunder to a Service Provider;

(bb)     Option Commitment means the notice of grant of an Option delivered by the Company hereunder to a Service Provider and substantially in the form of Schedule A attached hereto;

(cc)     Optioned Shares means Common Shares that may be issued in the future to a Service Provider upon the exercise of an Option;

(dd)     Optionee means the recipient of an Option hereunder;

(ee)     Outstanding Shares means at the relevant time, the number of issued and outstanding Common Shares of the Company from time to time;

(ff)     Participant means a Service Provider that becomes an Optionee;

(gg)     Person includes a company, any unincorporated entity, or an individual;

(hh)     Plan means this share option plan, the terms of which are set out herein or as may be amended;

(ii)     Plan Shares means the total number of Common Shares which may be reserved for issuance as Optioned Shares under the Plan as provided in Section 2.2;

(jj)     Regulatory Approval means the approval of the TSX Venture and any other securities regulatory authority that has lawful jurisdiction over the Plan and any Options issued hereunder;

(kk)     Securities Act means the Securities Act, R.S.B.C. 1996, c. 418, or any successor legislation;

(ll)     Service Provider means a Person who is a bona fide Director, Officer, Employee, Management Company Employee, Consultant or Company Consultant, and also includes a company, 100% of the share capital of which is beneficially owned by one or more Service Providers;

(mm)     Share Compensation Arrangement means any Option under this Plan but also includes any other stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Common Shares to a Service Provider;

(nn)     Shareholder Approval means approval by a majority of the votes cast by eligible shareholders of the Company at a duly constituted shareholders' meeting;

(oo)     Take Over Bid means a take over bid as defined in Multilateral Instrument 62-104 (Take-over Bids and Issuer Bids) or the analogous provisions of securities legislation applicable to the Company;

(pp)     TSX Venture means the TSX Venture Exchange and any successor thereto; and

(qq)     TSX Venture Policies means the rules and policies of the TSX Venture as amended from time to time.

Other Words and Phrases

1.3                  Words and phrases used in this Plan but which are not defined in the Plan, but are defined in the TSX Venture Policies (and, if applicable, the NEX Policies), will have the meaning assigned to them in the TSX Venture Policies (and, if applicable, NEX Policies).

Gender

1.4                  Words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals, and vice versa.

ARTICLE 2
SHARE OPTION PLAN

Establishment of Share Option Plan

2.1                  The Plan is hereby established to recognize contributions made by Service Providers and to create an incentive for their continuing assistance to the Company and its Affiliates.

Maximum Plan Shares

2.2                  The maximum aggregate number of Plan Shares that may be reserved for issuance under the Plan at any point in time is 10% of the Outstanding Shares at the time Plan Shares are reserved for issuance as a result of the grant of an Option, less any Common Shares reserved for issuance under share options granted under Share Compensation Arrangements other than this Plan, unless this Plan is amended pursuant to the requirements of the TSX Venture Policies (and, if applicable, NEX Policies).

Eligibility

2.3                  Options to purchase Common Shares may be granted hereunder to Service Providers of the Company, or its affiliates, from time to time by the Board. Service Providers that are not individuals will be required to undertake in writing not to effect or permit any transfer of ownership or option of any of its securities, or to issue more of its securities (so as to indirectly transfer the benefits of an Option), as long as such Option remains outstanding, unless the written permission of the TSX Venture and the Company is obtained.

Options Granted Under the Plan

2.4                  All Options granted under the Plan will be evidenced by an Option Commitment in the form attached as Schedule A, showing the number of Optioned Shares, the term of the Option, a reference to vesting terms, if any, and the Exercise Price.

2.5                  Subject to specific variations approved by the Board, all terms and conditions set out herein will be deemed to be incorporated into and form part of an Option Commitment made hereunder.

Limitations on Issue

2.6                  Subject to Section 2.10, the following restrictions on issuances of Options are applicable under the Plan:

(a)       no Service Provider can be granted an Option if that Option would result in the total number of Options, together with all other Share Compensation Arrangements granted to such Service Provider in the previous 12 months, exceeding 5% of the Outstanding Shares, unless the Company has obtained Disinterested Shareholder Approval to do so;

(b)       the aggregate number of Options granted to all Service Providers conducting Investor Relations Activities in any 12-month period cannot exceed 2% of the Outstanding Shares, calculated at the time of grant, without the prior consent of the TSX Venture (or NEX, as the case may be); and

(c)       the aggregate number of Options granted to any one Consultant in any 12 month period cannot exceed 2% of the Outstanding Shares, calculated at the time of grant, without the prior consent of the TSX Venture.

Options Not Exercised

2.7                  In the event an Option granted under the Plan expires unexercised or is terminated by reason of dismissal of the Optionee for cause or is otherwise lawfully cancelled prior to exercise of the Option, the Optioned Shares that were issuable thereunder will be returned to the Plan and will be eligible for re-issuance.

Powers of the Board

2.8                  The Board will be responsible for the general administration of the Plan and the proper execution of its provisions, the interpretation of the Plan and the determination of all questions arising hereunder. Without limiting the generality of the foregoing, the Board has the power to

(a)       allot Common Shares for issuance in connection with the exercise of Options;

(b)       grant Options hereunder;

(c)       subject to any necessary Regulatory Approval, amend, suspend, terminate or discontinue the Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of the Plan will, without the prior written consent of all Optionees, alter or impair any Option previously granted under the Plan unless the alteration or impairment occurred as a result of a change in the TSX Venture Policies or the Company's tier classification thereunder; and

(d)       delegate all or such portion of its powers hereunder as it may determine to one or more committees of the Board, either indefinitely or for such period of time as it may specify, and thereafter each such committee may exercise the powers and discharge the duties of the Board in respect of the Plan so delegated to the same extent as the Board is hereby authorized so to do.

Amendment of the Plan by the Board of Directors

2.9                  Subject to the requirements of the TSX Venture Policies and the prior receipt of any necessary Regulatory Approval, the Board may in its absolute discretion, amend or modify the Plan or any Option granted as follows:

(a)       it may make amendments which are of a typographical, grammatical or clerical nature only;

(b)       it may change the vesting provisions of an Option granted hereunder, subject to prior written approval of the TSX Venture, if applicable;

(c)       it may change the termination provision of an Option granted hereunder which does not entail an extension beyond the original Expiry Date of such Option;

(d)       it may make amendments necessary as a result in changes in securities laws applicable to the Company;

(e)       if the Company becomes listed or quoted on a stock exchange or stock market senior to the TSX Venture, it may make such amendments as may be required by the policies of such senior stock exchange or stock market; and

(f)       it may make such amendments as reduce, and do not increase, the benefits of this Plan to Service Providers.

Amendments Requiring Disinterested Shareholder Approval

2.10                The Company will be required to obtain Disinterested Shareholder Approval prior to any of the following actions becoming effective:

(a)       the Plan, together with all of the Company's other previous Share Compensation Arrangements, could result at any time in:

(i)       the aggregate number of Common Shares reserved for issuance under Options granted to Insiders exceeding 10% of the Outstanding Shares in the event that this Plan is amended to reserve for issuance more than 10% of the Outstanding Shares;

(ii)      the number of Optioned Shares issued to Insiders within a one-year period exceeding 10% of the Outstanding Shares in the event that this Plan is amended to reserve for issuance more than 10% of the Outstanding Shares; or,

(iii)     the issuance to any one Optionee, within a 12-month period, of a number of Common Shares exceeding 5% of the Outstanding Shares; or

(b)       any reduction in the Exercise Price of an Option previously granted to an Insider.

Options Granted Under the Company's Previous Share Option Plans

2.11                Any option granted pursuant to a stock option plan previously adopted by the Board which is outstanding at the time this Plan comes into effect shall be deemed to have been issued under this Plan and shall, as of the date this Plan comes into effect, be governed by the terms and conditions hereof.

ARTICLE 3
TERMS AND CONDITIONS OF OPTIONS

Exercise Price

3.1                  The Exercise Price of an Option will be set by the Board at the time such Option is allocated under the Plan, and cannot be less than the Discounted Market Price.

Term of Option

3.2                  An Option can be exercisable for a maximum of 10 years from the Effective Date.

Option Amendment

3.3                  Subject to Section 2.10(b), the Exercise Price of an Option may be amended only if at least six (6) months have elapsed since the later of the date of commencement of the term of the Option, the date the Common Shares commenced trading on the TSX Venture, or the date of the last amendment of the Exercise Price.

3.4                  An Option must be outstanding for at least one year before the Company may extend its term, subject to the limits contained in Section 3.2.

3.5                  Any proposed amendment to the terms of an Option must be approved by the TSX Venture prior to the exercise of such Option.

Vesting of Options

3.6                  Subject to Section 3.7, vesting of Options shall be at the discretion of the Board and, with respect to any particular Options granted under the Plan, in the absence of a vesting schedule being specified at the time of grant, all such Options shall vest immediately. Where applicable, vesting of Options will generally be subject to:

(a)       the Service Provider remaining employed by or continuing to provide services to the Company or any of its Affiliates as well as, at the discretion of the Board, achieving certain milestones which may be defined by the Board from time to time or receiving a satisfactory performance review by the Company or any of its Affiliates during the vesting period; or

(b)       the Service Provider remaining as a Director of the Company or any of its Affiliates during the vesting period.

Vesting of Options Granted to Consultants Conducting Investor Relations Activities

3.7 Notwithstanding Section 3.6, Options granted to Consultants conducting Investor Relations Activities will vest:

(a) over a period of not less than 12 months as to 25% on the date that is three months from the date of grant, and a further 25% on each successive date that is three months from the date of the previous vesting; or

(b) such longer vesting period as the Board may determine.

Effect of Take Over Bid

3.8                  If a Take Over Bid is made to the shareholders generally then the Company shall immediately upon receipt of notice of the Take Over Bid, notify each Optionee currently holding an Option of the Take Over Bid, with full particulars thereof whereupon such Option may, notwithstanding Section 3.6 and Section 3.7 or any vesting requirements set out in the Option Commitment, be immediately exercised in whole or in part by the Optionee, subject to approval of the TSX Venture (or the NEX, as the case may be) for vesting requirements imposed by the TSX Venture Policies.

Extension of Options Expiring During Blackout Period

3.9                  Should the Expiry Date for an Option fall within a Blackout Period, or within nine (9) Business Days following the expiration of a Blackout Period, such Expiry Date shall, subject to approval of the TSX Venture (or the NEX, as the case may be), be automatically extended without any further act or formality to that day which is the tenth (10th) Business Day after the end of the Blackout Period, such tenth Business Day to be considered the Expiry Date for such Option for all purposes under the Plan. Notwithstanding Section 2.8, the tenth Business Day period referred to in this Section 3.9 may not be extended by the Board.

Optionee Ceasing to be Director, Employee or Service Provider

3.10                Options may be exercised after the Service Provider has left his/her employ/office or has been advised by the Company that his/her services are no longer required or his/her service contract has expired, until the term applicable to such Options expires, except as follows:

(a)       in the case of the death of an Optionee, any vested Option held by him at the date of death will become exercisable by the Optionee's lawful personal representatives, heirs or executors until the earlier of one year after the date of death of such Optionee and the date of expiration of the term otherwise applicable to such Option;

(b)       an Option granted to any Service Provider will expire 90 days (or such other time, not to exceed one year, as shall be determined by the Board as at the date of grant or agreed to by the Board and the Optionee at any time prior to expiry of the Option) after the date the Optionee ceases to be employed by or provide services to the Company, and only to the extent that such Option was vested at the date the Optionee ceased to be so employed by or to provide services to the Company; and

(c)       in the case of an Optionee being dismissed from employment or service for cause, such Optionee's Options, whether or not vested at the date of dismissal will immediately terminate without right to exercise same.

Non Assignable

3.11                Subject to Section 3.10, all Options will be exercisable only by the Optionee to whom they are granted and will not be assignable or transferable.

Adjustment of the Number of Optioned Shares

3.12                The number of Common Shares subject to an Option will be subject to adjustment in the events and in the manner following:

(a)       in the event of a subdivision of Common Shares as constituted on the date hereof, at any time while an Option is in effect, into a greater number of Common Shares, the Company will thereafter deliver at the time of purchase of Optioned Shares hereunder, in addition to the number of Optioned Shares in respect of which the right to purchase is then being exercised, such additional number of Common Shares as result from the subdivision without an Optionee making any additional payment or giving any other consideration therefor;

(b)       in the event of a consolidation of the Common Shares as constituted on the date hereof, at any time while an Option is in effect, into a lesser number of Common Shares, the Company will thereafter deliver and an Optionee will accept, at the time of purchase of Optioned Shares hereunder, in lieu of the number of Optioned Shares in respect of which the right to purchase is then being exercised, the lesser number of Common Shares as result from the consolidation;

(c)       in the event of any change of the Common Shares as constituted on the date hereof, at any time while an Option is in effect, the Company will thereafter deliver at the time of purchase of Optioned Shares hereunder the number of shares of the appropriate class resulting from the said change as an Optionee would have been entitled to receive in respect of the number of Common Shares so purchased had the right to purchase been exercised before such change;

(d)       in the event of a capital reorganization, reclassification or change of outstanding equity shares (other than a change in the par value thereof) of the Company, a consolidation, merger or amalgamation of the Company with or into any other company or a sale of the property of the Company as or substantially as an entirety at any time while an Option is in effect, an Optionee will thereafter have the right to purchase and receive, in lieu of the Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option, the kind and amount of shares and other securities and property receivable upon such capital reorganization, reclassification, change, consolidation, merger, amalgamation or sale which the holder of a number of Common Shares equal to the number of Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option would have received as a result thereof. The subdivision or consolidation of Common Shares at any time outstanding (whether with or without par value) will not be deemed to be a capital reorganization or a reclassification of the capital of the Company for the purposes of this Section 3.12;

(e)       an adjustment will take effect at the time of the event giving rise to the adjustment, and the adjustments provided for in this section are cumulative;

(f)       the Company will not be required to issue fractional shares in satisfaction of its obligations hereunder. Any fractional interest in a Common Share that would, except for the provisions of this Section 3.12, be deliverable upon the exercise of an Option will be cancelled and not be deliverable by the Company; and

(g)       if any questions arise at any time with respect to the Exercise Price or number of Optioned Shares deliverable upon exercise of an Option in any of the events set out in this Section 3.12, such questions will be conclusively determined by the Company's auditors, or, if they decline to so act, any other firm of Chartered Accountants, in Vancouver, British Columbia (or in the city of the Company's principal executive office) that the Company may designate and who will be granted access to all appropriate records and such determination will be binding upon the Company and all Optionees.

ARTICLE 4
COMMITMENT AND EXERCISE PROCEDURES

Option Commitment

4.1                  Upon grant of an Option hereunder, an authorized officer of the Company will deliver to the Optionee an Option Commitment detailing the terms of such Options and upon such delivery the Optionee will be subject to the Plan and have the right to purchase the Optioned Shares at the Exercise Price set out therein subject to the terms and conditions hereof, including any additional requirements contemplated with respect to the payment of required withholding taxes on behalf of Optionees.

Manner of Exercise

4.2                  An Optionee who wishes to exercise his Option may do so by delivering

(a)       a written notice to the Company specifying the number of Optioned Shares being acquired pursuant to the Option; and

(b)       a certified cheque, wire transfer or bank draft payable to the Company for the aggregate Exercise Price for the Optioned Shares being acquired, plus any required withholding tax amount subject to Section 4.3.

Tax Withholding and Procedures

4.3                  Notwithstanding anything else contained in this Plan, the Company may, from time to time, implement such procedures and conditions as it determines appropriate with respect to the withholding and remittance of taxes imposed under applicable law, or the funding of related amounts for which liability may arise under such applicable law. Without limiting the generality of the foregoing, an Optionee who wishes to exercise an Option must, in addition to following the procedures set out inSection 4.2 and elsewhere in this Plan, and as a condition of exercise:

(a)       deliver a certified cheque, wire transfer or bank draft payable to the Company for the amount determined by the Company to be the appropriate amount on account of such taxes or related amounts; or

(b)       otherwise ensure, in a manner acceptable to the Company (if at all) in its sole and unfettered discretion, that the amount will be securely funded;

and must in all other respects follow any related procedures and conditions imposed by the Company.

Delivery of Optioned Shares and Hold Periods

4.4                  As soon as practicable after receipt of the notice of exercise described in Section 4.2 and payment in full for the Optioned Shares being acquired, the Company will direct its transfer agent to issue to the Optionee the appropriate number of Optioned Shares. If the Exercise Price is set below the then current market price of the Common Shares on the TSX Venture at the time of grant, the certificate representing the Optioned Shares or written notice in the case of uncertificated shares will include a legend stipulating that the Optioned Shares issued are subject to a four-month Exchange Hold Period commencing the date of the Option Commitment.

ARTICLE 5
GENERAL

Employment and Services

5.1                  Nothing contained in the Plan will confer upon or imply in favour of any Optionee any right with respect to office, employment or provision of services with the Company, or interfere in any way with the right of the Company to lawfully terminate the Optionee's office, employment or service at any time pursuant to the arrangements pertaining to same. Participation in the Plan by an Optionee is voluntary.

No Representation or Warranty

5.2                  The Company makes no representation or warranty as to the future market value of Common Shares issued in accordance with the provisions of the Plan or to the effect of the Income Tax Act (Canada) or any other taxing statute governing the Options or the Common Shares issuable thereunder or the tax consequences to a Service Provider. Compliance with applicable securities laws as to the disclosure and resale obligations of each Participant is the responsibility of each Participant and not the Company.

Interpretation

5.3                  The Plan will be governed and construed in accordance with the laws of the Province of British Columbia.

Continuation of Plan

5.4                  The Plan will become effective from and after August 25, 2011, and will remain effective provided that the Plan, or any amended version thereof receives Shareholder Approval at each annual general meeting of the holders of Common Shares of the Company subsequent to August 25, 2011.

Amendment of the Plan

5.5                  The Board reserves the right, in its absolute discretion, to at any time amend, modify or terminate the Plan with respect to all Common Shares in respect of Options which have not yet been granted hereunder. Any amendment to any provision of the Plan will be subject to any necessary Regulatory Approvals unless the effect of such amendment is intended to reduce (but not to increase) the benefits of this Plan to Service Providers.

SCHEDULE A

SHARE OPTION PLAN

OPTION COMMITMENT

Notice is hereby given that, effective this ________ day of ________________, __________ (the "Effective Date") PASSPORT POTASH INC. (the "Company") has granted to ___________________________________________ (the "Optionee"), an Option to acquire ______________ Common Shares ("Optioned Shares") up to 5:00 p.m. Vancouver Time on the __________ day of ____________________, __________ (the "Expiry Date") at an Exercise Price of Cdn$____________ per share.

Optioned Shares are to vest immediately.

OR

Optioned Shares will vest [INSERT VESTING SCHEDULE AND TERMS]

The Option shall expire ______ days after the Optionee ceases to be employed by or provide services to the Company.

The grant of the Option evidenced hereby is made subject to the terms and conditions of the Plan, which are hereby incorporated herein and form part hereof.

To exercise your Option, deliver a written notice specifying the number of Optioned Shares you wish to acquire, together with a certified cheque, wire transfer or bank draft payable to the Company for the aggregate Exercise Price. A certificate or written notice in the case of uncertificated shares for the Optioned Shares so acquired will be issued by the transfer agent as soon as practicable thereafter and may bear a minimum four month non-transferability legend from the date of this Option Commitment, the text of which is as follows. [Note: A Company may grant stock options without a hold period, provided the exercise price of the options is set at or above the market price of the Company's shares. If a four month hold period is applicable, the following legend must be placed on the certificate or the written notice in the case of uncertificated shares.]

"WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL 12:00 A.M. (MIDNIGHT) ON ".

The Company and the Optionee represent that the Optionee under the terms and conditions of the Plan is a bona fide Service Provider (as defined in the Plan), entitled to receive Options under TSX Venture Policies.

The Optionee also acknowledges and consents to the collection and use of Personal Information (as defined in the Policies of the TSX Venture Exchange) by both the Company and the TSX Venture (or the NEX, as the case may be) as more particularly set out in the Acknowledgement - Personal Information in use by the TSX Venture (or the NEX, as the case may be) on the date of this Option Commitment.

PASSPORT POTASH INC.

________________________________________
Authorized Signatory

________________________________________
[insert name of optionee]

________________________________________
Signature of Optionee

Schedule "C"

Alteration of Articles

Nomination of Directors

14.12

(a)       Subject only to the Act, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company. Nominations of persons for election to the board may be made at any annual meeting of shareholders, or at any special meeting of shareholders (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting):

(i)       by or at the direction of the board or an authorized officer of the Company, including pursuant to a notice of meeting;

(ii)      by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Act or a requisition of the shareholders made in accordance with the provisions of the Act; or

(iii)     by any person (a "Nominating Shareholder") (A) who, at the close of business on the date of the giving of the notice provided for below in this Section 14.12 and on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting and (B) who complies with the notice procedures set forth below in this Section 14.12.

(b)       In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, such person must have given (i) timely notice thereof in proper written form to the Corporate Secretary of the Company at the principal executive offices of the Company in accordance with this Section 14.12 and (ii) the representation and agreement with respect to each candidate for nomination as required by, and within the time period specified in Section 14.12(e).

(c)       To be timely under Section 14.12(b)(i), a Nominating Shareholder's notice to the Corporate Secretary of the Company must be made:

(i)       in the case of an annual meeting of shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is called for a date that is less than 40 days after the date (the "Notice Date") on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the tenth (10th) day following the Notice Date; and

(ii)      in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made.

(iii)     Notwithstanding the foregoing, the board may, in its sole discretion, waive any requirement in this Section 14.12(c).

(d)       To be in proper written form, a Nominating Shareholder's notice to the Corporate Secretary of the Company, under Section 14.12(b)(i) must set forth:

(i)       as to each person whom the Nominating Shareholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the person as of the record date for the Meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, (D) a statement as to whether such person would be "independent" of the Company (within the meaning of sections 1.4 and 1.5 of National Instrument 52-110 - Audit Committees of the Canadian Securities Administrators, as such provisions may be amended from time to time) if elected as a director at such meeting and the reasons and basis for such determination and (E) any other information relating to the person that would be required to be disclosed in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws; and

(ii)      as to the Nominating Shareholder giving the notice, (A) any information relating to such Nominating Shareholder that would be required to be made in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws, and (B) the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the Nominating Shareholder as of the record date for the Meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice.

(e)       To be eligible to be a candidate for election as a director of the Company and to be duly nominated, a candidate must be nominated in the manner prescribed in this Section 14.12 and the candidate for nomination, whether nominated by the board or otherwise, must have previously delivered to the Corporate Secretary of the Company at the principal executive offices of the Company, not less than 5 days prior to the date of the Meeting of Shareholders, a written representation and agreement (in form provided by the Company) that such candidate for nomination, if elected as a director of the Company, will comply with all applicable corporate governance, conflict of interest, confidentiality, share ownership, majority voting and insider trading policies and other policies and guidelines of the Company applicable to directors and in effect during such person's term in office as a director (and, if requested by any candidate for nomination, the Corporate Secretary of the Company shall provide to such candidate for nomination all such policies and guidelines then in effect).

(f)       No person shall be eligible for election as a director of the Company unless nominated in accordance with the provisions of this Section 14.12; provided, however, that nothing in this Section 14.12 shall be deemed to preclude discussion by a shareholder (as distinct from nominating directors) at a meeting of shareholders of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the Act. The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

(g)       For purposes of this Section 14.12:

(i)       "Affiliate", when used to indicate a relationship with a person, shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person;

(ii)      "Applicable Securities Laws" means the Securities Act (British Columbia) and the equivalent legislation in the other provinces and in the territories of Canada, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commissions and similar regulatory authorities of each of the applicable provinces and territories of Canada;

(iii)     "Associate", when used to indicate a relationship with a specified person, shall mean (A) any corporation or trust of which such person owns beneficially, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all voting securities of such corporation or trust for the time being outstanding, (B) any partner of that person, (C) any trust or estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar capacity, (D) a spouse of such specified person, (E) any person of either sex with whom such specified person is living in conjugal relationship outside marriage or (F) any relative of such specified person or of a person mentioned in clauses (D) or (E) of this definition if that relative has the same residence as the specified person;

(iv)      "Derivatives Contract" shall mean a contract between two parties (the "Receiving Party" and the "Counterparty") that is designed to expose the Receiving Party to economic benefits and risks that correspond substantially to the ownership by the Receiving Party of a number of shares in the capital of the Company or securities convertible into such shares specified or referenced in such contract (the number corresponding to such economic benefits and risks, the "Notional Securities"), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, shares in the capital of the Company or securities convertible into such shares or other property, without regard to any short position under the same or any other Derivatives Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate governmental authority shall not be deemed to be Derivatives Contracts;

(v)       "Meeting of Shareholders" shall mean such annual shareholders meeting or special shareholders meeting, whether general or not, at which one or more persons are nominated for election to the board by a Nominating Shareholder;

(vi)      "owned beneficially" or "owns beneficially" means, in connection with the ownership of shares in the capital of the Company by a person, (A) any such shares as to which such person or any of such person's Affiliates or Associates owns at law or in equity, or has the right to acquire or become the owner at law or in equity, where such right is exercisable immediately or after the passage of time and whether or not on condition or the happening of any contingency or the making of any payment, upon the exercise of any conversion right, exchange right or purchase right attaching to any securities, or pursuant to any agreement, arrangement, pledge or understanding whether or not in writing; (B) any such shares as to which such person or any of such person's Affiliates or Associates has the right to vote, or the right to direct the voting, where such right is exercisable immediately or after the passage of time and whether or not on condition or the happening of any contingency or the making of any payment, pursuant to any agreement, arrangement, pledge or understanding whether or not in writing; (C) any such shares which are beneficially owned, directly or indirectly, by a Counterparty (or any of such Counterparty's Affiliates or Associates) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such person or any of such person's Affiliates or Associates is a Receiving Party; provided, however that the number of shares that a person owns beneficially pursuant to this clause (C) in connection with a particular Derivatives Contract shall not exceed the number of Notional Securities with respect to such Derivatives Contract; provided, further, that the number of securities owned beneficially by each Counterparty (including their respective Affiliates and Associates) under a Derivatives Contract shall for purposes of this clause be deemed to include all securities that are owned beneficially, directly or indirectly, by any other Counterparty (or any of such other Counterparty's Affiliates or Associates) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty's Affiliates or Associates) is a Receiving Party and this proviso shall be applied to successive Counterparties as appropriate; and (D) any such shares which are owned beneficially within the meaning of this definition by any other person with whom such person is acting jointly or in concert with respect to the Company or any of its securities; and

(vii)     "public announcement" shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Company or its agents under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com.

(h)       Notwithstanding any other provision to this Section 14.12, notice or any delivery given to the Corporate Secretary of the Company pursuant to this Section 14.12 may only be given by personal delivery, facsimile transmission or by email (provided that the Corporate Secretary of the Company has stipulated an email address for purposes of this notice, at such email address as stipulated from time to time), and shall be deemed to have been given and made only at the time it is served by personal delivery, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received) to the Corporate Secretary at the address of the principal executive offices of the Company; provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Vancouver time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.

(i)       In no event shall any adjournment or postponement of a Meeting of Shareholders or the announcement thereof commence a new time period for the giving of a Nominating Shareholder's notice as described in Section 14.12(c) or the delivery of a representation and agreement as described in Section 14.12(e).

PASSPORT POTASH INC.
608 - 1199 West Pender Street

Vancouver, British Columbia, Canada V6E 2R1

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Laara Shaffer (Chief Financial Officer of the Company) and Linda Hogg, of McMillan LLP (legal counsel to the Company), as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of common stock of Passport Potash Inc. held of record by the undersigned on July 29, 2013, at the Annual General and Special Meeting of Shareholders to be held at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, on Thursday, September 12, 2013 at 10:00 a.m. (Vancouver Time) or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder
Meeting to Be Held on September 12, 2013.

The Proxy Statement and form of Proxy, as well as the
Company's Annual Report on Form 10-K
for the year ended February 28, 2013
are available on the Internet at:

http://passportpotash.com/pdf/proxy2013.pdf

(Continued and to be signed on the reverse side.)

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS OF PASSPORT POTASH INC. September 12, 2013 Please date, sign and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 1, 3, 4, 5, 6 and 7.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				For	Against	Abstain
1.	Number of Directors			☐	☐	☐

2.	Election of Directors.			Nominees:
	☐	FOR ALL NOMINEES	☐	Joshua Bleak
	☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	Laara Shaffer
	☐	FOR ALL EXCEPT (see instruction below)	☐	Ali Rahimtula
			☐	R. Dennis Ickes
			☐	David J. Salisbury
			☐	John Eckersley
			☐	Jerry Aiken

Instruction: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the box next to each nominee you wish to withhold as shown here: █

		For	Against	Abstain
3.	To ratify the appointment of Dale Matheson Carr-Hilton Labonte LLP as the Company's independent registered public accounting firm.	☐	☐	☐
4	To approve the Company's 2011 Rolling Share Option Plan	☐	☐	☐
5	To Approve a Consolidation of the Company's Issued and Outstanding Shares	☐	☐	☐
6	To Approve the Alteration to the Company's current Articles to include Advance Notice Provisions	☐	☐	☐
7	To Approve an Amendment to the Company's current Articles to change the quorum requirements for the transaction of business at a meeting	☐	☐	☐

Unless otherwise instructed, this proxy will be voted FOR Proposal 1 and FOR all nominees listed in Proposal 2. This proxy will also be voted in the discretion of the holders hereof in favor of any proposal to adjourn or postpone the Meeting, and upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐
________________________________________ Signature of Shareholder: Name: Date:	________________________________________ Signature of Shareholder: Name: Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

2